Advanced Series Trust
Semi-Annual period ended 12/31/2014
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Amsurg Corp 144A  03232PAC2
Trade Date
07/01/2014
List of Underwriters
Bank of America Merrill Lynch
Citigroup Global Markets
Jefferies & Co
SunTrust Robinson Humphrey
Wells Fargo Securities LLC
Barclays Capital
BBVA Securities LLC
Deutsche Bank Securities Inc
Fifth Third Securities Inc
Goldman Sachs & Co
J.P. Morgan Securities LLC
KeyBanc Capital Markets
 Mitsubishi UFJ Securities USA Inc
Raymond James & Associates Inc
US Bancorp Investments Inc
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Health Care Facilities & Services
Date of First Offering:
07/01/2014
Ratings:
Moody's B3, S&P B-
Maturity Date:
7/15/2022
Coupon:
5.625%
Unit Price:
$100.000
Underwriting Spread per Unit:
$2.000
Gross Spread as a % of Price:
2.000%
Yield:
5.501%
Yield to Maturity:
5.168%
Principal Amount of Offering:
$1,100,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
2.19%

LIST EACH PARTICIPATING FUND

PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.0045%
$50,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0440%
$485,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0485%
$535,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0485%
$535,000




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
RJS Power Holdings LLC 144A  74966NAA4
Trade Date
07/02/2014
List of Underwriters
J.P. Morgan Securities LLC
Citigroup Global Markets Inc
Goldman Sachs & Co
Morgan Stanley
Bank of America Merrill Lynch
Barclays Capital
BNP Paribas
Credit Suisse Securities USA LLC
Deutsche Bank Securities Inc
Mitsubishi UFJ Securities LLC Inc
RBC Capital Markets
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Citigroup Global Markets Inc
Sector or Industry:
Utilities
Date of First Offering:
07/02/2014
Ratings:
Moody's B1, S&P BB-
Maturity Date:
7/15/2019
Coupon:
5.125%
Unit Price:
$100.000
Underwriting Spread per Unit:
$2.000
Gross Spread as a % of Price:
2.000%
Yield:
5.157%
Yield to Maturity:
5.270%
Principal Amount of Offering:
$1,250,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
1.45%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Strategic Opportunities Portfolio
0.0020%
$25,000
AST J.P. Morgan Global Thematic Portfolio
0.0040%
$50,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0321%
$402,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0381%
$477,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0381%
$477,000



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
American International Group    026874DA2
Trade Date
07/09/2014
List of Underwriters
Duetsche Bank Securities
Goldman, Sachs & Co.
Morgan Stanley
US Bancorp
Barclays
HSBC
RBC Capital Markets
RBS
ANZ Securities
Lloyds Securities
Mizuho Securities
nabSecurities, LLC
Nomura
PNC Capital Markets LLC
Santander
Scotiabank
SMBC Nikko
SOCIETE GENERALE
Standard Chartered Bank
UniCredit Capital Market
CastleOak Securities, L.P.
Drexel Hamilton
ING
Loop Capital Markets
Mischler Financial Group, Inc.
MFR Securities, Inc.
Nataxis
Ramierez & Co., Inc.
Sandler O'Neill + Partners, L.P.
Siebert Capital Markets
Toussaint Capital Partners, LLC
The Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
US Bancorp
Sector or Industry:
Financial
Date of First Offering:
07/09/2014
Ratings:
SP:A-/ MD:Baa1/ FT:BBB+
Maturity Date:
07/16/2044
Coupon:
4.50%
Unit Price:
$99.397
Underwriting Spread per Unit:
..875%
Gross Spread as a % of Price:
..880%
Yield:
4.527%
Yield to Maturity:
4.500%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
6.8667%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Goldman Sachs Multi-Asset Portfolio
0.3628%
$5,441,986.00

Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.3628%
$5,441,986.00




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sinclair Television Group 144A  829259AR1
Trade Date
07/09/2014
List of Underwriters
J.P. Morgan Securities LLC
Royal Bank of Canada
Suntrust Robinson Humphrey
Wells Fargo Bank NA
Mitsubishi UFJ Securities USA Inc
LionTree Advisors LLC
Moelis & Co
Deutsche Bank Securities Inc
Merrill Lynch & Co
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
RBC Capital
Sector or Industry:
Publishing & Broadcasting
Date of First Offering:
07/09/2014
Ratings:
Moody's B1, S&P B+
Maturity Date:
8/1/2024
Coupon:
5.6250
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.375
Gross Spread as a % of Price:
1.375%
Yield:
5.777%
Yield to Maturity:
5.979%
Principal Amount of Offering:
$550,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
2.44%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund

AST J.P. Morgan Global Thematic Portfolio
0.0090%
$50,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0781%
$430,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0871%
$480,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0871%
$480,000



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Cardtronics, Inc. 144A  14161HAH1
Trade Date
07/14/2014
List of Underwriters
Bank of America Merrill Lynch
J.P. Morgan Securities LLC
Wells Fargo & Co
HSBC Securities
Scotia Capital USA Inc
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Bank of America Merrill  Lynch
Sector or Industry:
Consumer Finance
Date of First Offering:
07/14/2014
Ratings:
Moody's Ba3, S&P BB+
Maturity Date:
8/1/2022
Coupon:
5.1250%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.250
Gross Spread as a % of Price:
1.250%
Yield:
5.164%
Yield to Maturity:
5.241%
Principal Amount of Offering:
$250,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
           7.28%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.0300%
$75,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.2780%
$695,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.3080%
$770,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.3080%
$770,000









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Triangle USA Petroleum 144A  89600LAA8
Trade Date
07/15/2014
List of Underwriters
Bank of America Merrill Lynch
Credit Suisse
J.P. Morgan Securities LLC
Barclays Capital
Citigroup Global Markets Inc
Johnson Rice & Co LLC
Scotia Capital USA Inc
Simmons & Co.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Credit Suisse
Sector or Industry:
Exploration & Production
Date of First Offering:
07/15/2014
Ratings:
Moody's Caa1, S&P CCC+
Maturity Date:
7/15/2022
Coupon:
6.750%
Unit Price:
$100.000
Underwriting Spread per Unit:
$2.000
Gross Spread as a % of Price:
2.000%
Yield:
6.733%
Yield to Maturity:
6.694%
Principal Amount of Offering:
$450,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
1.05%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.0037%
$17,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0351%
$158,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0388%
$175,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0388%
$175,000









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Globant SA  L4438510
Trade Date
7/17/2014
List of Underwriters
J.P. Morgan Securities LLC
Citigroup
Credit Suisse
William Blair
LOYAL3 Securities
Cowen and Company
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Technology
Date of First Offering:
7/17/2014
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$10.000
Underwriting Spread per Unit:
$.700
Gross Spread as a % of Price:
7.000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$58,500,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
2.42%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Small Cap Value Portfolio (J.P. Morgan sleeve)
0.2239%
$131,000

Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.2239%
$131,000










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sage Therapeutics, Inc.  78667J108
Trade Date
7/17/2014
List of Underwriters
J.P. Morgan Securities LLC
Goldman Sachs & Co.
Leerink Partners
Canaccord Genuity
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Goldman Sachs & Co.
Sector or Industry:
Health Care
Date of First Offering:
7/17/2014
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$18.000
Underwriting Spread per Unit:
$1.260
Gross Spread as a % of Price:
7.000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$90,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
          3.32%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Small Cap Value Portfolio (J.P. Morgan sleeve)
0.1020%
$91,800


Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.1020%
$91,800












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
TerraForm Power, Inc.  88104R100
Trade Date
7/17/2014
List of Underwriters
Goldman, Sachs & Co.
Barclays
Citigroup
J.P. Morgan Securities LLC
Macquarie Capital
Santander
FBR
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Goldman, Sachs & Co.
Sector or Industry:
Energy
Date of First Offering:
7/17/2014
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$25.000
Underwriting Spread per Unit:
$1.73875
Gross Spread as a % of Price:
6.955%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$501,625,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
..47%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Small Cap Value Portfolio (J.P. Morgan sleeve)
..0533%
$267,500


Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] ..0533%
$267,500








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Intersect Ent, Inc.  46071F103
Trade Date
7/23/2014
List of Underwriters
J.P. Morgan Securities LLC
Piper Jaffray
Leerink Partners
Wedbush PacGrow Life Sciences
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Piper Jaffray
Sector or Industry:
Health Care
Date of First Offering:
7/23/2014
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$11.000
Underwriting Spread per Unit:
$.770
Gross Spread as a % of Price:
7.000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$55,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
1.42%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Small Cap Value Portfolio (J.P. Morgan sleeve)
0.1320%
$72,600


Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.1320%
$72,600












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Micron Technology Inc. 144A  595112BB8
Trade Date
07/23/2014
List of Underwriters
Credit Suisse
Goldman Sachs & Co
Morgan Stanley
Bank of America Merrill Lynch
Citigroup Global Markets Inc
J.P. Morgan Securities LLC
DBS Bank
HSBC Securities
RBS Securities Corp
US Bancorp Investments Inc
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Semiconductors
Date of First Offering:
07/23/2014
Ratings:
Moody's Ba3, S&P BB
Maturity Date:
2/1/2025
Coupon:
5.5000%
Unit Price:
$100.000
Underwriting Spread per Unit:
$.700
Gross Spread as a % of Price:
..700%
Yield:
5.556%
Yield to Maturity:
5.624%
Principal Amount of Offering:
$1,150,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
1.54%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund

AST J.P. Morgan Global Thematic Portfolio
0.0045%
$52,000


Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.0045%
$52,000







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Alliance Data Systems 144A  018581AG3
Trade Date
07/24/2014
List of Underwriters
Bank of America Merrill Lynch
Fifth Third Securities Inc
J.P. Morgan Securities LLC
RBC Capital Markets
SunTrust Robinson Humphrey
Wells Fargo & Co
Bank of Tokyo-Mitsubishi UFJ Ltd/New York
Bank of Nova Scotia
BNP Paribas
CIBC World Markets PLC
Deutsche Bank Securities
Mizuho Securities USA Inc
Regions Securities LLC
Barclays Capital
Keybank NA
Raymond James & Associates Inc
US Bancorp Investments Inc
Williams Capital Group
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Wells Fargo & Co
Sector or Industry:
Advertising & Marketing
Date of First Offering:
07/24/2014
Ratings:
NA
Maturity Date:
8/1/2022
Coupon:
5.375%
Unit Price:
$100.000
Underwriting Spread per Unit:
$2.000
Gross Spread as a % of Price:
2.000%
Yield:
5.375%
Yield to Maturity:
5.368%
Principal Amount of Offering:
$600,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
5.08 %

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.0125%
$75,000


Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.0125%
$75,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Compressco Partners 144A  20467BAA7
Trade Date
07/29/2014
List of Underwriters
Bank of America Merrill Lynch
Barclays Capital
Credit Suisse Securities USA LLC
 J.P. Morgan Securities LLC
RBC Capital Markets
Wells Fargo & Cp
Capital One Securities Inc
Raymond James & Associates Inc
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Oil & Gas Services & Equipment
Date of First Offering:
07/29/2014
Ratings:
Moody's B2, S&P B
Maturity Date:
8/15/2022
Coupon:
7.250%
Unit Price:
$98.508
Underwriting Spread per Unit:
$2.000
Gross Spread as a % of Price:
2.0302%
Yield:
7.214%
Yield to Maturity:
7.134%
Principal Amount of Offering:
$344,778,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
8.09%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.0228%
$78,806
AST High Yield Portfolio (J.P. Morgan sleeve)
0.1885%
$650,153
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.2113%
$728,959
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.2113%
$728,959








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Level 3 Escrow 144A  52730GAA0
Trade Date
07/29/2014
List of Underwriters
Bank of America Merrill Lynch
Barclays Capital
Citigroup Inc
Goldman Sachs & Co
Jefferies & Co
J.P. Morgan Securities LLC
 Morgan Stanley
Bank of New York Mellon Corp.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Citigroup Inc
Sector or Industry:
Wireline Telecommunications Services
Date of First Offering:
07/29/2014
Ratings:
Moody's B3, S&P B, Fitch BBe
Maturity Date:
8/15/2022
Coupon:
5.375%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.500%
Yield:
5.230%
Yield to Maturity:
5.190%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
3.11%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST High Yield Portfolio (J.P. Morgan sleeve)
0.3150%
$3,150,000

Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.3150%
$3,150,000








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Universal Health Services, Inc. 144A  913903AP5
Trade Date
07/29/2014
List of Underwriters
Bank of America Merrill Lynch
Goldman Sachs & Co
J.P. Morgan Securities LLC
SunTrust Robinson Humphrey
Credit Agricole Indosuez
Deutsche Bank (US)
Mitsubishi UFJ Securities USA Inc
Mizuho Securities USA Inc
RBC Capital Markets
Wells Fargo Securities LLC
Banco Santander (US)
PNC Bank
Sumitomo Mitsui Banking Corp
TD Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Health Care Facilities & Services
Date of First Offering:
07/29/2014
Ratings:
Moody's Ba1, S&P BB+, Fitch BBB-
Maturity Date:
8/1/2019
Coupon:
3.7500%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.375
Gross Spread as a % of Price:
1.375%
Yield:
3.741%
Yield to Maturity:
3.692%
Principal Amount of Offering:
$300,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
1.49%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.0046%
$14,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0393%
$118,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0439%
$132,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0439%
$132,000






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Universal Health Services, Inc. 144A  913903AR1
Trade Date
07/29/2014
List of Underwriters
Bank of America Merrill Lynch
Goldman Sachs & Co
J.P. Morgan Securities LLC
SunTrust Robinson Humphrey
Credit Agricole Indosuez
Deutsche Bank (US)
Mitsubishi UFJ Securities USA In
Mizuho Securities USA Inc
RBC Capital Markets
Wells Fargo Securities LLC
Banco Santander  (US)
PNC Bank
Sumitomo Mitsui Banking Corp
TD Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Health Care Facilities & Services
Date of First Offering:
07/29/2014
Ratings:
Moody's Ba1, S&P BB+, Fitch BBB-
Maturity Date:
8/1/2022
Coupon:
4.750%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.375
Gross Spread as a % of Price:
1.375%
Yield:
4.703%
Yield to Maturity:
4.549%
Principal Amount of Offering:
$300,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
2.14%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.0063%
$19,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0576%
$173,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0639%
$192,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0639%
$192,000





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Catalent Inc.    148806102
Trade Date
07/30/2014
List of Underwriters
Morgan Stanley
J.P. Morgan
BofA Merrill Lynch
Goldman, Sachs & Co.
Jefferies
Deutsche Bank Securities
Blackstone Capital Markets
Piper Jaffray
Raymond James
Wells Fargo Securities
William Blair
Evercore
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Healthcare-Products
Date of First Offering:
07/30/2014
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$20.500
Underwriting Spread per Unit:
$1.025
Gross Spread as a % of Price:
5.000%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$871,250,000
Subordination Features:
Common Stock
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
4.7250%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Goldman Sachs Small Cap Value Portfolio
..5251%
$4,575,087.50
PSF SP Small Cap Value Portfolio (Goldman Sachs sleeve)
..0731%
$636,525.00
Total Purchased for Prudential Funds which Sub-Adviser Manages
..5982%
$5,211,612.50
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
..5982%
$5,211,612.50





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Catalent, Inc.  148806102
Trade Date
7/30/2014
List of Underwriters
Morgan Stanley
J.P. Morgan Securities LLC
BofA Merrill Lynch
Goldman Sachs & Co.
Jefferies
Deutsche Bank Securities
Blackstone Capital Markets
Piper Jaffray
Raymond James
Wells Fargo Securities
William Blair
Evercore
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Health Care
Date of First Offering:
7/30/2014
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$20.500
Underwriting Spread per Unit:
$1.025
Gross Spread as a % of Price:
5.000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$871,250,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
5.62%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Small Cap Value Portfolio (J.P. Morgan sleeve)
0.0903%
$787,200

Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.0903%
$787,200







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
HealthEquity, Inc.  42226A107
Trade Date
07/30/2014
List of Underwriters
J.P. Morgan Securities LLC
Wells Fargo Securities
Raymond James
Baird
SunTrust Robinson Humphrey
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Wells Fargo Securities

Health Care
Date of First Offering:
7/30/2014
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$14.000
Underwriting Spread per Unit:
$.980
Gross Spread as a % of Price:
7.000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$127,400,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
3.15%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Small Cap Value Portfolio (J.P. Morgan sleeve)
0.0835%
$106,400

Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.0835%
$106,400










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Mallinckrodt International Finance S.A (2022).   (561233AA5)
Trade Date
07-30-2014
List of Underwriters
Barclays
 Deutsche Bank Securities Inc
Citigroup
 Wells Fargo Securities
 Mizuho Securities
 PNC Capital Markets LLC
 SunTrust Robinson Humphrey
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Barclays
Sector or Industry:
Pharmaceuticals
Date of First Offering:
07-30-2014
Ratings:
B1	BB-	NR
Maturity Date:
8/1/2022
Coupon:
5.750%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.500%
Gross Spread as a % of Price:
1.500%
Yield:
5.750%
Yield to Maturity:
5.750%
Principal Amount of Offering:
$900,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
      4.444%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST BlackRock Global Strategies Portfolio
0.0661%
$595,000.00


Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.0661%
$595,000.00










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Synchrony Financial     87165BAB9
Trade Date
08/06/2014
List of Underwriters
Barclays
BofA Merrill Lynch
Citigroup
Credit Suisse
Deutsche Bank Securities
Goldman, Sachs & Co.
J.P. Morgan
Morgan Stanley
BNP PARIBAS
HSBC
Mizuho Securities
MUFG
RBC Capital Markets
RBS
Santander
SMBC Nikko
SOCIETE GENERALE
Banca IMI
BBVA
Blaylock Beal Van, LLC
CastleOak Securities, L.P.
COMMERZBANK
Credit Agricole CIB
Fifth Third Securities
ING
Lebenthal Capital Markets
Loop Capital Markets
Mischler Financial Group, Inc.
Ramerez & Co., Inc.
The Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
J.P. Morgan
Sector or Industry:
Financial Services
Date of First Offering:
08/06/2014
Ratings:
SP:BBB-/ MD:NA/ FT:BBB-
Maturity Date:
08/15/2019
Coupon:
3.000%
Unit Price:
$99.764
Underwriting Spread per Unit:
0.500%
Gross Spread as a % of Price:
0.5011%
Yield:
3.007%
Yield to Maturity:
3.000%
Principal Amount of Offering:
$1,100,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
6.9091%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Goldman Sachs Multi-Asset Portfolio
0.1905%
$2,095,044.00

Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.1905%
$2,095,044.00


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Synchrony Financial    87165BAA1
Trade Date
08/06/2014
List of Underwriters
Barclays
BofA Merrill Lynch
Citigroup
Credit Suisse
Deutsche Bank Securities
Goldman, Sachs & Co.
J.P. Morgan
Morgan Stanley
BNP PARIBAS
HSBC
Mizuho Securities
MUFG
RBC Capital Markets
RBS
Santander
SMBC Nikko
SOCIETE GENERALE
Banca IMI
BBVA
Blaylock Beal Van, LLC
CastleOak Securities, L.P.
COMMERZBANK
Credit Agricole CIB
Fifth Third Securities
ING
Lebenthal Capital Markets
Loop Capital Markets
Mischler Financial Group, Inc.
Ramerez & Co., Inc.
The Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
J.P. Morgan
Sector or Industry:
Financial Services
Date of First Offering:
08/06/2014
Ratings:
SP:BBB-/ MD:NA/ FT:BBB-
Maturity Date:
08/15/2017
Coupon:
1.875%
Unit Price:
$99.913
Underwriting Spread per Unit:
..400%
Gross Spread as a % of Price:
0.4003%
Yield:
1.877%
Yield to Maturity:
1.875%
Principal Amount of Offering:
$500,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
6.7000%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Goldman Sachs Multi-Asset Portfolio
0.1249%
$624,456.25

Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.1249%
$624,456.25



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
QVC, Inc. (2025)   (747262AT0)
Trade Date
08-07-2014
List of Underwriters
Credit Agricole Securities
 Morgan Stanley
Wells Fargo Securities
Barclays
BNP Paribas
BofA Merrill Lynch
 Deutsche Bank Securities
 J.P. Morgan
RBS
Allen & Company LLC
 Citigroup
 Credit Suisse
 Mizuho Securities
 PNC Capital Markets LLC
 Santander
 SMBC Nikko
SunTrust Robinson
Humphrey
 US Bancorp
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Wells Fargo Securities
Sector or Industry:
Retail Stores
Date of First Offering:
08-07-2014
Ratings:
Ba2	BBB-	BBB-
Maturity Date:
2/15/2025
Coupon:
4.450%
Unit Price:
$99.860
Underwriting Spread per Unit:
1.001%
Gross Spread as a % of Price:
1.000%
Yield:
4.467%
Yield to Maturity:
4.467%
Principal Amount of Offering:
$600,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
    12.430%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST BlackRock Global Strategies Portfolio
0.1333%
$798,880.00

Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.1333%
$798,880.00





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Ryerson Holding Corp  783754104
Trade Date
08/08/2014
List of Underwriters
BofA Merrill Lynch
 Deutsche Bank Securities
BMO Capital Markets
 JP Morgan Securities, LLC
 Jefferies
 Wells Fargo Securities
 KeyBanc Capital Markets
 Citigroup
Stephens Inc.
 Macquarie Capital
 Evercore
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Technology
Date of First Offering:
08/08/2014
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$11.000
Underwriting Spread per Unit:
$.660
Gross Spread as a % of Price:
6.000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$121,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
1.76%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Small Cap Value Portfolio  (J.P. Morgan sleeve)
0.3490%
$422,400

Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.4708%
$569,800







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Bank Of America Corp 060505EH3
Trade Date
09/02/2014
List of Underwriters

BofA Merrill Lynch
Goldman, Sachs & Co.
ANZ Securities
BBVA
Capital One Securities
CIBC
Rabobank International
ING
Lloyds Securities
MUFG
nabSecurities, LLC
Nataxis
RBS

Santander
Scotiabank
SOCIETE GENERALE
Standard Chartered Bank
CastleOak Securities, L.P.
Drexel Hamilton
Great Pacific Securities
Loop Capital Markets
MFR Securities
Mischler Financial Group, Inc.
Ramirez & Co., Inc.
The Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly (Must be NO)
NO
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Financial
Date of First Offering:
09/02/2014
Ratings:
SP:BB/ MD:Ba3/ FT:BB
Maturity Date:
09/29/2049
Coupon:
6.25%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.500%
Yield:
6.7338%
Yield to Maturity:
6.250%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
Jr Subordinated
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
6.2500%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Goldman Sachs Strategic Income Portfolio
0.0488%
$975,000.00

Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.0488%
$975,000.00



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Frontier Communications (FTR 6.25% 09/15/2021)
Cusip  35906AAP3
Trade Date
09/03/2014
List of Underwriters
J.P. Morgan Securities LLC
Citigroup Global Markets
Morgan Stanley
Barclays
Credit Suisse
Deutsche Bank Securities
RBS
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Communications
Date of First Offering:
09/03/2014
Ratings:
Moody's Ba3, S&P BB-, Fitch BB, Composite BB-
Maturity Date:
09/15/2021
Coupon:
6.250%
Unit Price:
$100.000
Underwriting Spread per Unit:
$2.000
Gross Spread as a % of Price:
2.000%
Yield:
6.065%
Yield to Maturity:
5.689%
Principal Amount of Offering:
$775,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
1.73%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.0017%
$13,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0142%
$110,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0159%
$123,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.0159%
$123,000







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Frontier Communications (FTR 6.875% 01/15/25)
Cusip  35906AAQ1
Trade Date
09/03/2014
List of Underwriters
J.P. Morgan Securities LLC
  Citigroup Global Markets
 Morgan Stanley
 Barclays
 Credit Suisse
 Deutsche Bank Securities
 RBS
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Communications
Date of First Offering:
09/03/2014
Ratings:
Moody's Ba3, S&P BB-, Fitch BB, Composite BB-
Maturity Date:
01/15/2025
Coupon:
6.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
$2.000
Gross Spread as a % of Price:
2.000%
Yield:
6.724%
Yield to Maturity:
6.563%
Principal Amount of Offering:
$775,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
1.73%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.0017%
$13,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0139%
$108,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0156%
$121,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0156%
$121,000










10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
Gannett Co Inc (GCI 4.875% 09/15/2021 144A)
Cusip  364725BB6
Trade Date
09/03/2014
List of Underwriters
Barclays Capital
 Citigroup Inc
  J.P. Morgan Securities LLC
 Mitsubishi UFJ Securities USA Inc
 Mizuho Securities USA Inc
 RBC Capital Markets
 SunTrust Robinson Humphrey
 US Bancorp Investments Inc
Capital One Securities Inc
 Comerica Securities
 Fifth Third Bank
 PNC Bank
 Raymond James & Associates Inc
 RBS Securities Corp
 SMBC Nikko Securities America
 TD Securities USA LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Communications
Date of First Offering:
09/03/2014
Ratings:
Moody's Ba1, S&P BB+, Composite BB+
Maturity Date:
09/15/21
Coupon:
4.875%
Unit Price:
$98.531
Underwriting Spread per Unit:
$1.480
Gross Spread as a % of Price:
1.500%
Yield:
4.827%
Yield to Maturity:
4.639%
Principal Amount of Offering:
$350,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
4.25%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.0070%
$24,633
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0577%
$201,989
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0647%
$226,622
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.0647%
$226,622








10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
Gannett Co Inc (GCI 5.50% 09/15/2024 144A)
Cusip   364725BC4
Trade Date
09/03/2014
List of Underwriters
Barclays Capital
 Citigroup Inc
 J.P. Morgan Securities LLC
 Mitsubishi UFJ Securities USA Inc
 Mizuho Securities USA Inc
 RBC Capital Markets
 SunTrust Robinson Humphrey
 US Bancorp Investments Inc
 Capital One Securities Inc
 Comerica Securities
 Fifth Third Bank
 PNC Bank
 Raymond James & Associates Inc
 RBS Securities Corp
 SMBC Nikko Securities America
 TD Securities USA LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Communications
Date of First Offering:
09/03/14
Ratings:
Moody's Ba1, S&P BB+, Composite BB+
Maturity Date:
09/15/24
Coupon:
5.50%
Unit Price:
$99.038
Underwriting Spread per Unit:
$1.490
Gross Spread as a % of Price:
1.500%
Yield:
5.314%
Yield to Maturity:
4.953%
Principal Amount of Offering:
$325,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
4.25%
LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.0076%
$24,760
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0625%
$203,028
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0701%
$227,788
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0701%
$227,788





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Gannett Co., Inc. (2021) ( 364725BB6)
Trade Date
09-03-2014
List of Underwriters
Citigroup
J.P. Morgan
Barclays
RBC Capital Markets
MUFG
Mizuho Securities
SunTrust Robinson Humphrey
 US Bancorp
Fifth Third Securities
PNC Capital Markets LLC
Capital One Securities
TD Securities
Comerica Securities
SMBC Nikko
RBS
Raymond James
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Media
Date of First Offering:
09-03-2014
Ratings:
Ba1	BB+	NR
Maturity Date:
9/15/2021
Coupon:
4.875%
Unit Price:
$98.531
Underwriting Spread per Unit:
1.500%
Gross Spread as a % of Price:
1.520%
Yield:
4.950%
Yield to Maturity:
5.125%
Principal Amount of Offering:
$344,858,500.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
      7.142%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST BlackRock Global Strategies Portfolio
0.0642%
$221,694.75

Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.0642%
$221,694.75






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Gannett Co., Inc. (2024)  (364725BC4)
Trade Date
09-03-2014
List of Underwriters
Citigroup
J.P. Morgan
Barclays
RBC Capital Markets
MUFG
Mizuho Securities
SunTrust Robinson Humphrey
 US Bancorp
Fifth Third Securities
PNC Capital Markets LLC
Capital One Securities
TD Securities
Comerica Securities
SMBC Nikko
RBS
Raymond James
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Citigroup
Sector or Industry:
Media
Date of First Offering:
09-03-2014
Ratings:
Ba1	BB+	NR
Maturity Date:
9/15/2024
Coupon:
5.500%
Unit Price:
$99.038
Underwriting Spread per Unit:
1.500%
Gross Spread as a % of Price:
1.510.%
Yield:
5.500%
Yield to Maturity:
5.625%
Principal Amount of Offering:
$321,873,500.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
      9.230%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST BlackRock Global Strategies Portfolio
0.0800%
$ 257,498.80

Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.0800%
$ 257,498.80



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
T-Mobile USA Inc. (TMUS 6.00% 03/01/2023)
Cusip   87264AAM7
Trade Date
09/03/2014
List of Underwriters
Deutsche Bank Securities
 Citigroup
 Credit Suisse
 J.P. Morgan Securities LLC
 Barclays
 Goldman Sachs & Co.
 RBS
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Communications
Date of First Offering:
09/03/2014
Ratings:
Moody's Ba3, S&P BB, Composite BB-
Maturity Date:
03/01/2023
Coupon:
6.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
$0.125
Gross Spread as a % of Price:
0.125%
Yield:
5.811%
Yield to Maturity:
5.340%
Principal Amount of Offering:
$1,700,000,000 should be 1,300,000,000 - JPM
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
1.08%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund

AST J. P. Morgan Global Thematic Portfolio
0.0023%
$39,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0191%
$324,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0214%
$363,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.0214%
$363,000









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
T-Mobile USA Inc. (TMUS 6.375% 03/01/2025)
Cusip   87264AAN5
Trade Date
09/03/2014
List of Underwriters
Deutsche Bank Securities
 Citigroup
 Credit Suisse
 J.P. Morgan Securities LLC
 Barclays
 Goldman Sachs & Co.
 RBS
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Communications
Date of First Offering:
09/03/2014
Ratings:
Moody's Ba3, S&P BB, Composite BB-
Maturity Date:
03/01/2025
Coupon:
6.375%
Unit Price:
$100.000
Underwriting Spread per Unit:
$0.125
Gross Spread as a % of Price:
$0.125%
Yield:
6.1525
Yield to Maturity:
5.790%
Principal Amount of Offering:
$1,700,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
1.08%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.0023%
$39,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0191%
$324,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0214%
$363,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.0214%
$363,000








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
WPX Energy, Inc. (WPX 5.25% 09/15/2024)
Cusip  98212BAE3
Trade Date
09/03/2014
List of Underwriters
Wells Fargo Securities
 Citigroup
 RBS
 Barclays
  BofA Merrill Lynch
 J.P. Morgan Securities LLC
 Credit Agricole CIB
 Scotiabank
 RBC Capital Markets
 BBVA
 BOSC, Inc.
 Credit Suisse
 MUFG,
Mizuho Securities
 SMBC Nikko
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Wells Fargo Advisors
Sector or Industry:
Energy
Date of First Offering:
09/03/2014
Ratings:
Moody's Ba1, S&P BB+, Composite BB+
Maturity Date:
09/15/24
Coupon:
5.250%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
1.000%
Yield:
5.350%
Yield to Maturity:
5.496%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
7.90%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.0106%
$53,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0842%
$421,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0948%
$474,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.0948%
$474,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CEMEX SAB DE CV (CEMEX 5.70% 01/11/2025 144A)
Cusip   151290BM4
Trade Date
09/04/2014
List of Underwriters
Banco Santander (US)
 Bank of America Merrill Lynch
 BBVA Securities Inc
 BNP Paribas
 Citigroup Global Markets Inc
 Credit Agricole Securities USA Inc
 HSBC Securities
 ING US Capital Corp
J.P. Morgan Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
BNP Paribas Securities
Sector or Industry:
Materials
Date of First Offering:
09/04/14
Ratings:
S&P B+, Fitch BB-, Composite B+
Maturity Date:
01/11/25
Coupon:
5.700%
Unit Price:
$100.000
Underwriting Spread per Unit:
$0.400
Gross Spread as a % of Price:
0.400%
Yield:
5.816%
Yield to Maturity:
5.962%
Principal Amount of Offering:
$1,100,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
1.96%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P Morgan Global Thematic Portfolio
0.0259%
$285,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.2705%
$2,975,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.2964%
$3,260,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.2964%
$3,260,000






10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
Cequel Communications Holdings I, LLC and
Cequel Capital Corp (CEQEUEL 5.125% 12/15/2021 144A)
Cusip   15672WAF1
Trade Date
09/04/2014
List of Underwriters
Credit Suisse Securities USA LLC
 Goldman Sachs & Co
J.P. Morgan Securities LLC
 RBC Capital Markets
 SunTrust Robinson Humphrey
 Bank of America Merrill Lynch
  Barclays Capital
 Citigroup Global Markets Inc
 Deutsche Bank Securities Inc
 LionTree Advisors LLC
 Morgan Stanley
  UBS Securities LLC
 US Bancorp Investments Inc
 Wells Fargo & Co
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Credit Suisse Securities USA LLC
Sector or Industry:
Cable & Satellite
Date of First Offering:
09/04/2014
Ratings:
Moody's B3, S&P B-, Composite B-
Maturity Date:
12/15/2021
Coupon:
5.125%
Unit Price:
$97.250
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
1.020%
Yield:
5.243%
Yield to Maturity:
5.510%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
10.82%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.0185%
$92,388
AST High Yield Portfolio (J.P. Morgan sleeve)
0.1531%
$765,358
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.1716%
$857,746
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.1716%
$857,746


10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
HealthSouth Corp (HLS 5.75% 11/01/2024)
Cusip   421924BK6
Trade Date
09/04/2014
List of Underwriters
Barclays Capital Inc.
BofA Merrill Lynch
Citigroup
 Goldman Sachs & Co.
 J.P. Morgan Securities LLC
 Morgan Stanley
 RBC Capital Markets
 SunTrust Robinson Humphrey
 Wells Fargo Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Health Care
Date of First Offering:
09/04/14
Ratings:
Moody's Ba3, S&P BB-, Composite BB-, EJR BBB-
Maturity Date:
11/01/24
Coupon:
5.750%
Unit Price:
$103.625
Underwriting Spread per Unit:
$1.750
Gross Spread as a % of Price:
1.680%
Yield:
5.412%
Yield to Maturity:
4.404%
Principal Amount of Offering:
$175,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
3.81%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.0095%
$16,580
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0758%
$132,640
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0853%
$149,220
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.0853%
$149,220








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Steel Dynamics, Inc. (2021) (858119BA7)
Trade Date
09-04-2014
List of Underwriters
Goldman, Sachs & Co.,
BofA Merrill Lynch
Morgan Stanley
J.P. Morgan Securities LLC
Deutsche Bank Securities
BMO Capital Markets
PNC Capital Markets LLC
RBS
 Wells Fargo Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Goldman, Sachs & Co.
Sector or Industry:
Metals & Mining
Date of First Offering:
09-04-2014
Ratings:
Ba2	BB+	NR
Maturity Date:
10/1/2021
Coupon:
5.125%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.375%
Gross Spread as a % of Price:
1.375%
Yield:
5.125%
Yield to Maturity:
5.125%
Principal Amount of Offering:
$700,000,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
      7.8570%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST BlackRock Global Strategies Portfolio
0.0692%
$485,000.00






Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.0692%
$485,000.00








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Steel Dynamic Inc (STLD 5.125% 10/01/2021 144A)
Cusip   858119BA7
Trade Date
09/04/2014
List of Underwriters
Bank of America Merrill Lynch
 BMO Capital Markets Corp
 Deutsche Bank Securities Inc
 Goldman Sachs & Co
 J.P. Morgan Securities LLC
 Morgan Stanley
 PNC Capital Markets
 RBS Securities Corp
 Wells Fargo Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Materials
Date of First Offering:
09/04/2014
Ratings:
Moody's Ba2, S&P BB+, Composite BB
Maturity Date:
10/01/2021
Coupon:
5.125%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.380
Gross Spread as a % of Price:
1.380%
Yield:
4.898%
Yield to Maturity:
4.072%
Principal Amount of Offering:
$700,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
1.27%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.0029%
$20,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0279%
$195,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0308%
$215,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.0308%
$215,000









10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
Steel Dynamic Inc (STLD 5.50% 10/01/2024 144A)
Cusip   858119BB5
Trade Date
09/04/2014
List of Underwriters
Bank of America Merrill Lynch
 Deutsche Bank Securities Inc
 Goldman Sachs & Co
 J.P. Morgan Securities LLC
 Morgan Stanley
BMO Nesbitt Burns Inc
 PNC Capital Markets
RBS Securities Corp
 Wells Fargo Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Materials
Date of First Offering:
09/04/2014
Ratings:
Moody's Ba2, S&P BB+, Composite BB
Maturity Date:
10/01/2024
Coupon:
5.500%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.380
Gross Spread as a % of Price:
1.380%
Yield:
5.164%
Yield to Maturity:
4.505%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
1.43%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.0040%
$20,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0310%
$155,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0350%
$175,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.0350%
$175,000









10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
Ultra Petroleum Corp (UPL 6.125% 10/01/2024 144A)
Cusip   903914AC3
Trade Date
09/04/2014
List of Underwriters
CIBC World Markets
 Citigroup Global Markets Inc
 Goldman Sachs & Co
 J.P. Morgan Securities LLC,
Wells Fargo & Co
 BB&T Capital Markets
 BBVA Securities Inc
 Mitsubishi UFJ Securities USA Inc
 RBC Capital Markets
 SMBC Nikko Securities America
 US Bancorp Investments Inc
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Energy
Date of First Offering:
09/04/2014
Ratings:
Moody's B2, S&P BB, Composite B+
Maturity Date:
10/01/2024
Coupon:
6.125%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.350
Gross Spread as a % of Price:
1.350%
Yield:
6.525%
Yield to Maturity:
6.989%
Principal Amount of Offering:
$850,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
5.72%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.0084%
$71,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0631%
$536,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0715%
$607,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.0715%
$607,000






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Buckeye Partners, L.P. (2024)  (118230AN1)
Trade Date
09-09-2014
List of Underwriters
J.P. Morgan Securities LLC
Morgan Stanley
SunTrust Robinson Humphrey
Wells Fargo Securities
Barclays
 BNP Paribas
 Deutsche Bank Securities
 RBC Capital Markets
BB&T Capital Markets
PNC Capital Markets LLC
SMBC Nikko
 UBS Investment Bank
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Gas Pipelines
Date of First Offering:
09-09-2014
Ratings:
Baa3	BBB-	BBB-
Maturity Date:
10/15/2024
Coupon:
4.350%
Unit Price:
$99.825
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.651%
Yield:
4.350%
Yield to Maturity:
4.371%
Principal Amount of Offering:
$299,475,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
    9.000%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST BlackRock Global Strategies Portfolio
0.2000%
$598,950.00

Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.2000%
$598,950.00





10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
Teine Energy Ltd (TEINEN 6.875% 09/30/2022 144A)
Cusip   879068AA2
Trade Date
09/09/2014
List of Underwriters
Barclays Capital
 J.P. Morgan Securities LLC
BMO Capital Markets Corp
National Bank Financial Inc
 RBC Capital Markets
 TD Securities USA LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Barclays Capital
Sector or Industry:
Exploration & Production
Date of First Offering:
09/09/2014
Ratings:
Moody's B3, S&P CCC+, Composite CCC+
Maturity Date:
09/30/2022
Coupon:
6.875%
Unit Price:
$99.234
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.510%
Yield:
7.180%
Yield to Maturity:
7.596%
Principal Amount of Offering:
$350,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
3.77%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.0128%
$44,655
AST High Yield Portfolio (J.P. Morgan sleeve)
0.1004%
$351,288
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.1132%
$395,943
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.1132%
$395,943










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Celanese US Holdings LLC (2019) (BRSPQ85B0)
Trade Date
09-10-2014
List of Underwriters
Deutsche Bank
BofA Merrill Lynch
Citigroup
HSBC
J.P. Morgan
The Royal Bank of Scotland
Barclays
Commerzbank
Morgan Stanley
MUFG
PNC Capital Markets LLC
SMBC Nikko
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government
offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Deutsche Bank
Sector or Industry:
Chemicals
Date of First Offering:
09-10-2014
Ratings:
Ba2	BB+	NR
Maturity Date:
9/15/2019
Coupon:
3.00%
Unit Price:
100.00 EUR
Underwriting Spread per Unit:
1.250%
Gross Spread as a % of Price:
1.250%
Yield:
3.000%
Yield to Maturity:
3.000%
Principal Amount of Offering:
300,000,000.00 EUR
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
     11.666%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST BlackRock Global Strategies Portfolio
0.0333%
100,000.00 EUR

Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.0333%
100,000.00 EUR





10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
J C Penney Corp Inc (JCP 8.125% 10/01/2019)
Cusip   708160CA2
Trade Date
09/10/2014
List of Underwriters
J.P. Morgan Securities LLC
 Barclays Capital Inc
 Goldman Sachs & Co
BofA Merrill Lynch
Wells Fargo Securities
 Guggenheim Securities
 BofA Merrill Lynch
 HSBC
 RBS
 Regions Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Barclays Capital Inc
Sector or Industry:
Consumer Discretionary
Date of First Offering:
09/10/2014
Ratings:
Moody's Caa2, S&P CCC-, Fitch CCC, Composite CCC-
Maturity Date:
10/01/2019
Coupon:
8.125%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.750
Gross Spread as a % of Price:
1.750%
Yield:
8.442%
Yield to Maturity:
9.081%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
1.12%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.0043%
$17,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0285%
$114,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0328%
$131,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0328%
$131,000






10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
California Resources CRP (CALRES 5.00% 01/15/2020 144A)
Cusip   13057QAA5
Trade Date
09/11/2014
List of Underwriters
BofA Merrill Lynch
 Citigroup Inc
 Goldman Sachs & Co
 HSBC Securities
 J.P. Morgan Securities LLC
 Morgan Stanley
 MUFG Union Bank NA
 US Bancorp Investments Inc
 Wells Fargo Securities LLC
 BB&T Corp
 BBVA Securities Inc
 DNB Capital LLC
 Mizuho Securities USA Inc
 PNC Securities Corp
 Scotia Capital Inc
 Societe Generale
 Banca IMI
 BNY Mellon Capital LLC
KeyBanc Capital Markets
 SMBC Nikko Securities America
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Energy
Date of First Offering:
09/11/2014
Ratings:
Moody's Ba1, S&P BB, Composite BB
Maturity Date:
01/15/2020
Coupon:
5.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
1.000%
Yield:
4.914%
Yield to Maturity:
4.603%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
2.22%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J. P. Morgan Global Thematic Portfolio
0.0067%
$67,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0529%
$529,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0596%
$596,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0596%
$596,000







10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
California Resources CRP (CALRES 5.50% 01/15/2021 144A)
Cusip   13057QAC1
Trade Date
09/11/2014
List of Underwriters
BofA Merrill Lynch
 Citigroup Inc
 Goldman Sachs & Co
 HSBC Securities
 J.P. Morgan Securities LLC
 Morgan Stanley
 MUFG Union Bank NA
 US Bancorp Investments Inc
 Wells Fargo Securities LLC
 BB&T Corp
 BBVA Securities Inc
 DNB Capital LLC
 Mizuho Securities USA Inc
 PNC Securities Corp
 Scotia Capital Inc
 Societe Generale
 Banca IMI
 BNY Mellon Capital LLC
 KeyBanc Capital Markets
 SMBC Nikko Securities America
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Energy
Date of First Offering:
09/11/2014
Ratings:
Moody's Ba1, S&P BB, Composite BB
Maturity Date:
01/15/2021
Coupon:
5.500%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
1.000%
Yield:
5.340%
Yield to Maturity:
4.962%
Principal Amount of Offering:
$1,750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
1.52%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.0047%
$82,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0367%
$643,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0414%
$725,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0414%
$725,000











10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
California Resources CRP (CALRES 6.00% 11/15/24 144A)
Cusip   13057QAE7
Trade Date
09/11/2014
List of Underwriters
BofA Merrill Lynch
 Citigroup Inc
 Goldman Sachs & Co
 HSBC Securities
 J.P. Morgan Securities LLC
 Morgan Stanley
 MUFG Union Bank NA
 US Bancorp Investments Inc
 Wells Fargo Securities LLC
 BB&T Corp
 BBVA Securities Inc
 DNB Capital LLC
 Mizuho Securities USA Inc
 PNC Securities Corp
 Scotia Capital Inc
 Societe Generale
 Banca IMI
 BNY Mellon Capital LLC
 KeyBanc Capital Markets
 SMBC Nikko Securities America
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Energy
Date of First Offering:
09/11/2014
Ratings:
Moody's Ba1, S&P BB, Composite BB
Maturity Date:
11/15/2024
Coupon:
6.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
1.000%
Yield:
5.839%
Yield to Maturity:
5.628%
Principal Amount of Offering:
$2,250,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
3.51%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J. P. Morgan Global Thematic Portfolio
0.0043%
$96,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0332%
$748,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0375%
$844,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0375%
$844,000





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Morgan Stanley 61761J406
Trade Date
09/11/14
List of Underwriters
(Gs) Goldman, Sachs & Co.
Abn Amro Securities (Usa) Llc
Advisors Asset Management,
Inc.
Apto Partners, Llc
B.C. Ziegler And Company
Banca Imi S.P.A.
Barclays Capital Inc.
Bb&T Capital Markets, A
Division Of Bb&T Securities,
Llc
Bbva Securities Inc.
Blaylock Robert Van, Llc
Bmo Capital Markets Corp.
Bny Mellon Capital Markets
Llc...
Boenning & Scattergood Inc.
Cabrera Capital Markets, Llc
Capital One Securities, Inc.
Cavu Securities Llc
Castleoak Securities, L.P.
Citigroup Global Markets Inc.
City Securities Corporation
Comerica Securities, Inc.
Commerz Markets Llc
Credit Agricole Securities
(Usa) Inc.
D.A. Davidson & Company
Inc
Davenport & Company Llc
Drexel Hamilton, Llc
Fifth Third Securities, Inc.
Ftn Financial Securities
Corp
Great Pacific Securities
Halliday Financial, Llc
Hsbc Securities (Usa) Inc.
Ing Financial Markets Llc
J.J.B. Hilliard, W.L. Lyons,
Llc
J.P. Morgan Securities Llc
Janney Montgomery Scott
Llc
Keybanc Capital Markets
Inc.
Lebenthal & Co., Llc
Loop Capital Markets
L.L.C.
Lpl Financial Llc
Maxim Group Llc
Merrill Lynch, Pierce,
Fenner & Smith,
Incorporated
Mesirow Financial, Inc.
Mischler Financial Group,
Inc.
Mitsubishi Ufj Securities
(Usa), Inc.
Multi-Bank Securities, Inc.
Muriel Siebert & Co., Inc
Morgan Stanley & Co. Llc
Oppenheimer & Co. Inc.
Pnc Capital Markets Llc
Rbc Capital Markets, Llc
Rbs Securities Inc.
Regions Securities Llc
Robert W Baird & Co
Incorporated
Ross, Sinclaire &
Associates, Llc
Samuel A. Ramirez &
Company, Inc.
Santander Investment
Securities Inc.
Scotia Capital (Usa) Inc
Sg Americas Securities, Llc
Skandinaviska Enskilda
Banken Ab (Publ)
Southwest Securities, Inc.
Stifel, Nicolaus & Company,
Incorporated
Stockcross Financial Services,
Inc.
Synovus Securities, Inc.
Td Securities Usa Llc
Telsey Advisory Group Llc
Touissant Capital Markets
U.S. Bancorp Investments, Inc.
Ubs Securities Llc
Wedbush Securities Inc.
Wells Fargo Securities, Llc
William Blair & Company,
L.L.C.
Williams Capital Group L.P.
(The)
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
MORGAN STANLEY & CO. LLC
Sector or Industry:
Financial
Date of First Offering:
09/11/14
Ratings:
SP:BB/ MD:Ba3/ FT:BB
Maturity Date:
10/15/49
Coupon:
6.375%
Unit Price:
25.000
Underwriting Spread per Unit:
0.7875
Gross Spread as a % of Price:
3.1500
Yield:
6.375%
Yield to Maturity:
6.425%
Principal Amount of Offering:
1,000,000,000
Subordination Features:
Preferred Stock
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
7.5000%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Goldman Sachs Strategic Income Portfolio
0.1193%
$1,192,750.00



Total Purchased for Prudential Funds which Sub-Adviser Manages
0.1193%
$1,192,750.00
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI]





10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
WhiteWave Foods (WWAV 5.375% 10/01/2022)
Cusip   966244AA3
Trade Date
09/12/2014
List of Underwriters
J.P. Morgan Securities LLC
 BofA Merrill Lynch
 Morgan Stanley
 Credit Agricole CIB
 Credit Suisse
 MUFG
 Rabo Securities
 SunTrust Robinson Humphrey
 Wells Fargo Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Consumer Staples
Date of First Offering:
09/12/14
Ratings:
Moody's B1, S&P BB-, Composite B+
Maturity Date:
10/01/2022
Coupon:
5.375%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.500%
Yield:
5.119%
Yield to Maturity:
4.608%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
1.44%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Strategic Opportunities Portfolio
0.0024%
$12,000
AST J.P. Morgan Global Thematic Portfolio
0.0038%
$19,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0296%
$148,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0358%
$179,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0358%
$179,000










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Teachers Insur & Annuity 878091BD8
Trade Date
09/15/2014
List of Underwriters
Bank of America Merrill Lynch
Barclays Capital Inc.
Citigroup Global Markets Inc.
Credit Suisse
Deutsche Bank Securities Inc
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Morgan Stanley
RBC Capital Markets, LLC
RBS Securities Inc.
UBS Securities LLC
Wells Fargo & Co
Cambridge International
Drexel Hamilton, LLC
Jefferies & Co
U.S. Bancorp Investments Inc
Williams Capital Group LP
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
LIFE INSURANCE
Date of First Offering:
09/15/14
Ratings:
SP:AA-/ MD:Aa3/ FT:AA
Maturity Date:
09/15/44
Coupon:
4.900%
Unit Price:
$99.907
Underwriting Spread per Unit:
$0.875
Gross Spread as a % of Price:
0.8758%
Yield:
4.905%
Yield to Maturity:
4.9%
Principal Amount of Offering:
$1,650,000,000
Subordination Features:
Subordinated
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
4.8485%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Goldman Sachs Multi-Asset Portfolio
0.0715%
$1,178,902.63






Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0715%
$1,178,902.63



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Humana Inc. (2019)   (444859BC5)
Trade Date
09-16-2014
List of Underwriters
Barclays
BofA Merrill Lynch
J.P. Morgan Securities LLC
Wells Fargo Securities
Citigroup
 Morgan Stanley
U.S. Bancorp
 BB&T Capital Markets
 BNY Mellon Capital Markets, LLC
Credit Suisse
Fifth Third Securities, Inc.,
Goldman, Sachs & Co.,
PNC Capital Markets LLC,
UMB Financial Services, Inc.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Healthcare Insurance
Date of First Offering:
09-16-2014
Ratings:
Baa3	BBB+	BBB
Maturity Date:
10/1/2019
Coupon:
2.625%
Unit Price:
$99.995
Underwriting Spread per Unit:
0.600%
Gross Spread as a % of Price:
0.600%
Yield:
2.626%
Yield to Maturity:
2.626%
Principal Amount of Offering:
$399,980,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
      5.000%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund

AST BlackRock Global Strategies Portfolio
0.1512%
            $604,969.75



Total Purchased for Prudential Funds which Sub-Adviser Manages


Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.1512%
            $604,969.75




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Nordea Bank AB  65557CAM5
Trade Date
09/16/2014
List of Underwriters
Bank of America Merrill Lynch
Citigroup Global Markets Inc.
Goldman, Sachs & Co
UBS Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly (Must be NO)
NO
Name of Affiliate:
Goldman, Sachs & Co
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Diversified Banks
Date of First Offering:
09/16/2014
Ratings:
SP:BBB/ MD:NA/ FT:BBB
Maturity Date:
09/29/2049
Coupon:
5.5%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
1.000%
Yield:
6.7262%
Yield to Maturity:
5.50%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
Jr Subordinated
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
6.8000%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Goldman Sachs Multi-Asset Portfolio
0.1375%
$1,375,000.00






Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.1375%
$1,375,000.00





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Nordea Bank AB  65557CAN3
Trade Date
09/16/2014
List of Underwriters
Bank of America Merrill Lynch
Citigroup Global Markets Inc
Goldman Sachs International
UBS Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly (Must be NO)
NO
Name of Affiliate:
Goldman Sachs International
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Citigroup Global Markets Inc
Sector or Industry:
Diversified Banks
Date of First Offering:
09/16/14
Ratings:
SP:BBB/ MD:NA/ FT:BBB
Maturity Date:
12/29/2049
Coupon:
6.125%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
1.000%
Yield:
6.6393%
Yield to Maturity:
6.170%
Principal Amount of Offering:
$500,000,000
Subordination Features:
Jr Subordinated
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
6.4001%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Goldman Sachs Multi-Asset Portfolio
0.3300%
$1,650,000.00






Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.3300%
$1,650,000.00














10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
Aecom Technology (ACM 5.75% 10/15/2022 144A)
Cusip   00766TAA8
Trade Date
09/17/2014
List of Underwriters
BNP Paribas Securities Corp
 J.P. Morgan Securities LLC
 Merrill Lynch Pierce Fenner & Smith
 Mitsubishi UFJ Securities USA Inc
 Morgan Stanley
 Scotia Capital USA Inc
 BBVA Securities Inc
 HSBC Securities
 SMBC Nikko Securities America Inc
 Wells Fargo Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Merrill Lynch Pierce Fenner & Smith
Sector or Industry:
Industrials
Date of First Offering:
09/17/2014
Ratings:
Moody's Ba3, S&P BB-, Composite BB-
Maturity Date:
10/15/2022
Coupon:
5.750%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
1.000%
Yield:
5.529%
Yield to Maturity:
4.962%
Principal Amount of Offering:
$800,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
4.81%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund

AST J.P. Morgan Global Thematic Portfolio
0.0100%
$80,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0800%
$640,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0900%
$720,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0900%
$720,000





10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
Aecom Technology (ACM 5.875% 10/15/2024 144A)
Cusip   00766TAC4
Trade Date
09/17/2014
List of Underwriters
BNP Paribas Securities Corp
 J.P. Morgan Securities LLC
BofA Merrill Lynch
Mitsubishi UFJ Securities USA Inc
 Morgan Stanley
 Scotia Capital USA Inc
 BBVA Securities Inc
 HSBC Securities
 SMBC Nikko Securities America Inc
 Wells Fargo Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Industrials
Date of First Offering:
09/17/2014
Ratings:
Moody's Ba3, S&P BB-, Composite BB-
Maturity Date:
10/15/2024
Coupon:
5.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
1.000%
Yield:
5.529%
Yield to Maturity:
5.050%
Principal Amount of Offering:
$800,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
3.47%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund



AST J.P. Morgan Global Thematic Portfolio
0.0069%
$55,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0531%
$425,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0600%
$480,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0600%
$480,000






10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
Alcoa Inc (AA 5.125% 10/01/2024)
Cusip   013817AW1
Trade Date
09/17/2014
List of Underwriters
Morgan Stanley
 Credit Suisse
 Citigroup
 Goldman Sachs & Co
 J.P. Morgan Securities Inc.
BNP Paribas
 MUFG
  RBC Capital Markets
 RBS
 ANZ Securities
 BBVA
 Credit Agricole CIB
 Sandler O'Neill + Partners LP
 Standard Chartered Bank
 Banca IMI
 BNY Mellon Capital Markets LLC
 Mizuho Securities
 Societe Generale
 TD Securities
 US Bancorp
 BB Securities Ltd
 Bradesco BBI
 PNC Capital Markets LLC
 SMBC Nikko
 The Williams Capital Group LP
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Materials
Date of First Offering:
09/17/14
Ratings:
Moody's Ba1, S&P BBB-, Fitch BB+, DBRS BBB
Maturity Date:
10/01/24
Coupon:
5.125%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.000
Gross Spread as a % of Price:
1.000%
Yield:
4.881%
Yield to Maturity:
4.480%
Principal Amount of Offering:
$1,250,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
3.65%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund



AST J.P. Morgan Strategic Opportunities Portfolio
0.0028%
$35,000
AST J.P. Morgan Global Thematic Portfolio
0.0044%
$55,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0336%
$420,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0408%
$510,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0408%
$510,000




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Alcoa Inc. (2024)     (013817AW1)
Trade Date
09-17-2014
List of Underwriters
Morgan Stanley
Credit Suisse
Citigroup
Goldman, Sachs & Co.
J.P. Morgan
BNP Paribas
MUFG
RBC Capital Markets
RBS
ANZ Securities
Banca IMI
BB Securities Ltd.
BBVA
BNY Mellon Capital Markets, LLC
Bradesco BBI
Credit Agricole CIB
Mizuho Securities
PNC Capital Markets LLC
Sandler O'Neill + Partners, L. P.
SOCIETE GENERALE
SMBC Nikko
Standard Chartered Bank
TD Securities
The Williams Capital Group, L.P.
US Bancorp
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Metals & Mining
Date of First Offering:
09-17-2014
Ratings:
Ba1	BBB-	BB+
Maturity Date:
10/1/2024
Coupon:
5.125%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.000%
Gross Spread as a % of Price:
1.000%
Yield:
5.125%
Yield to Maturity:
5.125%
Principal Amount of Offering:
$1,250,000,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
      7.200%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST BlackRock Global Strategies Portfolio
0.0418%
$ 523,000.00






Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0418%
$ 523,000.00





10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
RSP Permian Inc (RSPP 6.625% 10/01/2022 144A)
Cusip   74978QAA3
Trade Date
09/23/2014
List of Underwriters
Barclays Capital
 J.P. Morgan Securities LLC
 RBC Capital Markets
 UBS Securities LLC
 ABN Amro Bank NV/Old
 Bosc Inc
 Citigroup Global Markets Inc
 Comerica Securities
 USB Capital Resources Inc
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Barclays Capital
Sector or Industry:
Energy
Date of First Offering:
09/23/14
Ratings:
Moody's B3, S&P B-, Composite B-
Maturity Date:
10/01/2022
Coupon:
6.625%
Unit Price:
$100.000
Underwriting Spread per Unit:
$2.000
Gross Spread as a % of Price:
2.000%
Yield:
6.640%
Yield to Maturity:
6.656%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
3.47%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST High Yield Portfolio (J.P. Morgan sleeve)
0.0384%
$192,000



Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0384%
$192,000








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sysco Corporation 871829AS6
Trade Date
09/23/2014
List of Underwriters
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
Wells Fargo Securities
HSBC
US Bancorp
PNC Capital Markets LLC
Santander
The Williams Capital Group
BB&T Capital Markets
Comerica Securities
BNY Mellon Capital Markets, LLC
Rabo Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly (Must be NO)
NO
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Services
Date of First Offering:
09/23/2014
Ratings:
SP:A-/ MD:A2/ FT:NA
Maturity Date:
10/02/2019
Coupon:
2.350%
Unit Price:
99.864
Underwriting Spread per Unit:
0.350%
Gross Spread as a % of Price:
0.3505%
Yield:
2.353%
Yield to Maturity:
1.450%
Principal Amount of Offering:
$750,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
3.7334%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund

AST Goldman Sachs Multi-Asset Portfolio
0.2300%
$1,722,654.00






Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.2300%
$1,722,654.00




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Ally Financial Inc. (2024)    (02005NAV2)
Trade Date
09-24-2014
List of Underwriters
Citigroup
 Deutsche Bank Securities
 Goldman, Sachs & Co.
Morgan Stanley
Lloyds Securities
PNC Capital Markets LLC,
Scotiabank
SOCIETE GENERALE
US Bancorp
 Blaylock Beal Van, LLC
Drexel Hamilton
Mischler Financial Group, Inc.
 Toussaint Capital Partners, LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Banking
Date of First Offering:
09-24-2014
Ratings:
B1	BB	BB+
Maturity Date:
9/30/2024
Coupon:
5.125%
Unit Price:
$98.085
Underwriting Spread per Unit:
1.000%
Gross Spread as a % of Price:
1.019%
Yield:
5.225%
Yield to Maturity:
5.375%
Principal Amount of Offering:
$686,595,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
     8.2030%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST BlackRock Global Strategies Portfolio
0.0371%
$ 255,021.00






Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0371%
$ 255,021.00






10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
101178 BC Unlimited Liability Company and New Red
Finance, Inc. (BKW 6.00% 04/01/2022 144A)
Cusip   68245XAA7
Trade Date
09/24/2014
List of Underwriters
Bank of America Merrill Lynch
 J.P. Morgan Securities LLC
 Wells Fargo Securities LLC
 Barclays Capital
 Credit Suisse
 Fifth Third Bancorp
 HSBC Securities
 Morgan Stanley
 Rabobank Nederland
 Scotia Capital Inc
 TD Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Wells Fargo Advisors
Sector or Industry:
Restaurants
Date of First Offering:
09/24/2014
Ratings:
Moody's (P)Caa1, S&P B-, Composite NR
Maturity Date:
04/01/2022
Coupon:
6.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.500
Gross Spread as a % of Price:
1.500%
Yield:
5.847%
Yield to Maturity:
5.382%
Principal Amount of Offering:
$2,250,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
1.69%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.0022%
$50,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0158%
$355,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0180%
$405,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0180%
$405,000



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Suntory Holdings LTD 86803UAB7
Trade Date
09/24/2014
List of Underwriters
(Gs) Goldman, Sachs & Co.
Barclays Capital Inc.
Bnp Paribas
Citigroup Global Markets Inc.
J.P. Morgan Securities Llc
Merrill Lynch, Pierce, Fenner & Smith, Incorporated
Morgan Stanley & Co. Llc
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly (Must be NO)
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
MORGAN STANLEY & CO. LLC
Sector or Industry:
Services
Date of First Offering:
09/24/14
Ratings:
SP:BBB/ MD:Baa2/ FT:NA
Maturity Date:
09/29/19
Coupon:
2.55%
Unit Price:
99.795
Underwriting Spread per Unit:
0.6000
Gross Spread as a % of Price:
0.6012
Yield:
2.555%
Yield to Maturity:
2.55%
Principal Amount of Offering:
500,000,000
Subordination Features:
Unsecured
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
20.0000%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Goldman Sachs Multi-Asset Portfolio
0.5700%
$2,844,157.50



Total Purchased for Prudential Funds which Sub-Adviser Manages
0.5700%
$2,844,157.50
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI]












10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
Tenet Healthcare Corp (THC 5.50% 03/01/2019 144A)
Cusip   88033GCH1
Trade Date
09/24/2014
List of Underwriters
BofA Merrill Lynch
 Barclays Capital
 Citigroup Global Markets Inc
 Goldman Sachs & Co
 J.P. Morgan Securities LLC
SunTrust Robinson Humphrey
 Wells Fargo Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Health Care
Date of First Offering:
09/24/2014
Ratings:
Moody's B3, S&P CCC+, Fitch B-, Composite CCC+
Maturity Date:
03/01/2019
Coupon:
5.500%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.380
Gross Spread as a % of Price:
1.380%
Yield:
5.366%
Yield to Maturity:
4.850%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
3.59%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST High Yield Portfolio (J.P. Morgan sleeve)
0.0800%
$400,000






Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0800%
$400,000










10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
Zebra Technologies Corporation (ZBRA 7.25% 10/15/2022
144A)
Cusip   989207AA3
Trade Date
09/30/2014
List of Underwriters
J.P. Morgan Securities LLC
 Morgan Stanley
 Deutsche Bank Securities Inc
 HSBC Securities
 Mitsubishi UFJ Securities USA Inc
 PNC Capital Markets
 RBS Securities Corp
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Technology
Date of First Offering:
09/30/2014
Ratings:
Moody's B2, S&P B, Composite B
Maturity Date:
10/15/2022
Coupon:
7.250%
Unit Price:
$100.000
Underwriting Spread per Unit:
$1.750
Gross Spread as a % of Price:
$1.750
Yield:
6.864%
Yield to Maturity:
6.105%
Principal Amount of Offering:
$1,050,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
3.89%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.0050%
$53,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.0399%
$419,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0449%
$472,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0449%
$472,000









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Bayer Us Finance LLC 07274EAF0
Trade Date
10/01/2014
List of Underwriters
Banco Santander
Bank of Tokyo-Mitsubishi
Bank of America Merrill Lynch
Barclays Capital
BBVA Securities Inc
BNP Paribas SA
Citigroup Inc.
Commerz Markets LLC
Credit Agricole Indosuez
Credit Suisse
Deutsche Bank Securities Inc
Goldman, Sachs & Co.
HSBC Securities
J.P. Morgan Securities
Mizuho Securities USA Inc
SMBC Nikko Securities America.
Societe Generale
Unicredit Group - (HVB)
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Pharmaceuticals
Date of First Offering:
10/01/2014
Ratings:
SP:A-/ MD:A3/ FT:NA
Maturity Date:
10/08/2021
Coupon:
3.000%
Unit Price:
$99.950
Underwriting Spread per Unit:
0.4000
Gross Spread as a % of Price:
0.4002%
Yield:
3.002%
Yield to Maturity:
3.000%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
4.0667%


LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Goldman Sachs Multi-Asset Portfolio
0.2667%
$3,998,000.00






Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.2667%
$3,998,000.00

10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
VWR Corporation (VWR) IPO
Cusip: 91843L103
Trade Date
10/01/2014
List of Underwriters
BofA Merrill Lynch
 Goldman Sachs & Co.
 J.P. Morgan Securities LLC
  Barclays
Deutsche Bank Securities
Citigroup
Jefferies
 William Blair
 Cowen and Company
Mizuho Securities
 SMBC Nikko
 Drexel Hamilton
Loop Capital Markets
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Health Care
Date of First Offering:
10/01/2014
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$21.00
Underwriting Spread per Unit:
$1.155
Gross Spread as a % of Price:
5.500%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$536,172,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
0.93%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Small Cap Value Portfolio (J.P. Morgan sleeve)
0.082%
$438,900



Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.112%
$598,000







10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
FMSA Holdings Inc. (FMSA) IPO
Cusip: 30255X106
Trade Date
10/02/2014
List of Underwriters
Morgan Stanley
 Wells Fargo Securities
 Barclays
Goldman, Sachs & Co.
 Jefferies
 J.P. Morgan Securities LLC
 KeyBanc Capital Markets
 RBC Capital Markets
 Baird
 Cowen and Company
 PNC Capital Markets LLC
 Raymond James
 Scotiabank / Howard Weil
 Simmons & Company International
 Tudor, Pickering, Holt & Co.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Energy
Date of First Offering:
10/02/2014
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$16.00
Underwriting Spread per Unit:
$0.84
Gross Spread as a % of Price:
5.250%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
1.32%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Small Cap Value Portfolio (J.P. Morgan sleeve)
0.143%
$571,200



Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.195%
$780,800




10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
HCA Inc (HCA 4.25% 10/15/2019) Cusip 404119BP3
Trade Date
10/07/2014
List of Underwriters
BofA Merrill Lynch
Barclays
 Citigroup
 Credit Suisse
 Deutsche Bank Securities
 Goldman, Sachs & Co.
J.P. Morgan Securities LLC
 Morgan Stanley
RBC Capital Markets
SunTrust Robinson Humphrey
UBS Investment Bank
Wells Fargo Securities
Credit Agricole CIB
Fifth Third Securities
 Mizuho Securities
 SMBC Nikko
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Health Care
Date of First Offering:
10/07/2014
Ratings:
Moody's Ba2; S&P BB; Fitch BB+; Composite BB
Maturity Date:
10/15/2019
Coupon:
4.250%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.00%
Gross Spread as a % of Price:
1.00%
Yield:
4.167%
Yield to Maturity:
3.787%
Principal Amount of Offering:
$600,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
3.84%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.011%
$65,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.082%
$490,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.093%
$555,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.093%
$555,000



10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
HCA Inc (HCA 5.25% 04/15/2025) Cusip 404119BQ1
Trade Date
10/07/2014
List of Underwriters
BofA Merrill Lynch
Barclays
 Citigroup
 Credit Suisse
 Deutsche Bank Securities
 Goldman, Sachs & Co.
J.P. Morgan Securities LLC
 Morgan Stanley
RBC Capital Markets
SunTrust Robinson Humphrey
UBS Investment Bank
Wells Fargo Securities
Credit Agricole CIB
Fifth Third Securities
 Mizuho Securities
 SMBC Nikko
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Health Care
Date of First Offering:
10/07/2014
Ratings:
Moody's Ba2; S&P BB; Fitch BB+; Composite BB
Maturity Date:
04/15/2025
Coupon:
5.250%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.00%
Gross Spread as a % of Price:
1.00%
Yield:
5.021%
Yield to Maturity:
4.684%
Principal Amount of Offering:
$1,400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
4.42%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund



AST J.P. Morgan Global Thematic Portfolio
0.005%
$70,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.039%
$545,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.044%
$615,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.044%
$615,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
SPAIN I/L BOND 9LN062J34
Trade Date
10/07/14
List of Underwriters
(Gs) Goldman, Sachs & Co.
Banco Bilbao Vizcaya Argentaria
BNP Paribas SA
Caixa Banco de Investimento SA
Citigroup
J.P. Morgan Securities LLC
Societe Generale
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Societe Generale
Sector or Industry:
Sovereigns
Date of First Offering:
10/07/14
Ratings:
SP:BBB/ MD:Baa2/ FT:BBB+
Maturity Date:
11/30/19
Coupon:
0.55%
Unit Price:
$101.536
Underwriting Spread per Unit:
..1500
Gross Spread as a % of Price:
..1477%
Yield:
..2479%
Yield to Maturity:
..55%
Principal Amount of Offering:
$5,000,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
7.0000%



LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Goldman Sachs Strategic Income Portfolio
0.0968%
$6,192,734.00


Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0968%
$6,192,734.00








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Nippon Life Insurance 654579AD3
Trade Date
10/09/2014
List of Underwriters
Goldman, Sachs & Co.
Citigroup Global Markets Inc.
J.P. Morgan Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Life Insurance
Date of First Offering:
10/09/14
Ratings:
SP:A-/ MD:A3/ FT:BBB+
Maturity Date:
10/16/44
Coupon:
5.100%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.000%
Gross Spread as a % of Price:
1.000%
Yield:
5.9867%
Yield to Maturity:
5.10%
Principal Amount of Offering:
$2,250,000,000
Subordination Features:
Subordinated
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
8.8512%



LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Goldman Sachs Multi-Asset Portfolio
0.1433%
$3,225,000.00


Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.1433%
$3,225,000.00
















10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
Dynegy Finance I, Inc. & Dynegy Finance II, Inc. (DYN 6.75%
11/01/2019 144A) Cusip 26818AAA2)
Trade Date
10/10/2014
List of Underwriters
Barclays Capital
 Credit Suisse Securities USA LLC
 Morgan Stanley
 RBC Capital Markets
UBS Securities LLC
Bank of America Merrill Lynch
BNP Paribas
Credit Agricole Securities USA
 Deutsche Bank Securities Inc
J.P. Morgan Securities LLC
 Mitsubishi UFJ Securities USA
SunTrust Robinson Humphrey
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Morgan Stanley & Co
Sector or Industry:
Power Generation
Date of First Offering:
10/10/2014
Ratings:
Moody's B3; S&P B+; Composite B
Maturity Date:
11/01/2019
Coupon:
6.750%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.00%
Gross Spread as a % of Price:
1.00%
Yield:
6.650%
Yield to Maturity:
6.344%
Principal Amount of Offering:
$2,100,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
2.13%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.005%
$115,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.032%
$675,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.037%
$790,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.037%
$790,000








10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
Dynegy Finance I, Inc. & Dynegy Finance II, Inc. (DYN 7.375%
11/01/2022 144A ) Cusip 26818AAB0
Trade Date
10/10/2014
List of Underwriters
Barclays Capital
 Credit Suisse Securities USA LLC
 Morgan Stanley
RBC Capital Markets
 UBS Securities LLC
 Bank of America Merrill Lynch
 BNP Paribas
Credit Agricole Securities USA
Deutsche Bank Securities Inc
 J.P. Morgan Securities LLC
Mitsubishi UFJ Securities USA
 SunTrust Robinson Humphrey
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Power Generation
Date of First Offering:
10/10/2014
Ratings:
Moody's B3; S&P B+; Composite B
Maturity Date:
11/01/2022
Coupon:
7.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.00%
Gross Spread as a % of Price:
1.00%
Yield:
7.244%
Yield to Maturity:
6.987%
Principal Amount of Offering:
$1,750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
2.63%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.007%
$115,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.039%
$675,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.046%
$790,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.046%
$790,000






10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
Dynegy Finance I, Inc. & Dynegy Finance II, Inc. (DYN 7.625%
11/01/24 144A) Cusip 26818AAC8
Trade Date
10/10/2014
List of Underwriters
Barclays Capital
 Credit Suisse Securities USA LLC
 Morgan Stanley
 RBC Capital Markets
 UBS Securities LLC
 Bank of America Merrill Lynch,
BNP Paribas
 Credit Agricole Securities USA
 Deutsche Bank Securities Inc
J.P. Morgan Securities LLC
 Mitsubishi UFJ Securities USA
 SunTrust Robinson Humphrey
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Power Generation
Date of First Offering:
10/10/14
Ratings:
Moody's B3; S&P B+; Composite B
Maturity Date:
11/01/2024
Coupon:
7.625%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.00%
Gross Spread as a % of Price:
1.00%
Yield:
7.457%
Yield to Maturity:
7.240%
Principal Amount of Offering:
$1,250,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
2.16%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.003%
$35,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.018%
$220,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.021%
$255,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.021%
$255,000




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Bank Of America Corp 060505EL4
Trade Date
10/20/2014
List of Underwriters

BofA Merrill Lynch
 Goldman, Sachs & Co.
ABN AMRO
ANZ securities
Banca IMI
BBVA
Capital One Securities
Credit Agricole CIB
Danske Markets Inc
Deutsche Bank Securities
ING
Lloyds Securities
Mizuho Securities
nabSecurities LLC

Nataxis
Rabo Securities
RBS
Santander
Scotiabank
SMBC Nikko
Standard Chartered Bank
Wells Fargo Securities
Apto Partners, LLC
CastleOakSecurities, L.P.
Drexal Hamilton
Lebenthal & Co., LLC
Mischler Financial Group, Inc.
Ramirez & Co., Inc
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Merrill Lynch, Pierce, Fenner & Smith, Incorporated
Sector or Industry:
Diversified Banks
Date of First Offering:
10/20/2014
Ratings:
SP:BB/ MD:Ba3/ FT:BB
Maturity Date:
10/29/49
Coupon:
6.50%
Unit Price:
100.000
Underwriting Spread per Unit:
1.500
Gross Spread as a % of Price:
1.500%
Yield:
7.0055%
Yield to Maturity:
6.50%
Principal Amount of Offering:
$1,400,000,000
Subordination Features:
Jr Subordinated
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
8.4286%


LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Goldman Sachs Strategic Income Portfolio
0.0821%
$1,150,000.00






Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0821%
$1,150,000.00



10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
Constellation Brands Inc (STZ 4.75% 11/15/24) Cusip 21036PAN8
Trade Date
10/20/2014
List of Underwriters
BofA Merrill Lynch,
J.P. Morgan Securities LLC
 Rabo Securities
Wells Fargo Securities
 SunTrust Robinson Humphrey
 Goldman, Sachs & Co.
TD Securities
SMBC Nikko
 Scotiabank
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Consumer Staples
Date of First Offering:
10/20/2014
Ratings:
Moody's Ba1; S&P BB+; Fitch BB+; Composite BB+
Maturity Date:
11/15/2024
Coupon:
4.750%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.25%
Gross Spread as a % of Price:
1.25%
Yield:
4.663%
Yield to Maturity:
4.5115
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
4.56%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Strategic Opportunities Portfolio
0.004%
$17,000
AST J.P. Morgan Global Thematic Portfolio
0.006%
$25,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.052%
$208,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.062%
$250,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.062%
$250,000







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Goldman Sachs Group, Inc. (2019) (38148FAB5)
Trade Date
10-20-2014
List of Underwriters
Goldman, Sachs & Co.
 Banca IMI S.p.A.
BB&T Capital Markets
 BBVA
 BofA Merrill Lynch
  Capital One Securities
 Credit Agricole Securities (USA) Inc.
 Danske Markets Inc.
 DBS Bank Ltd.
 Lloyds Securities Inc.
Mizuho Securities
 nabSecurities, LLC,
PNC Capital Markets LLC
 RBC Capital Markets,
 Santander
 SMBC Nikko
Securities America, Inc.
 Standard Chartered Bank
 SunTrust Robinson Humphrey
  U.S. Bancorp
 Blaylock Beal Van, LLC
 Drexel Hamilton
 Mischler Financial Group, Inc.
 The Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Goldman Sachs & Co.
Sector or Industry:
Banking
Date of First Offering:
10-20-2014
Ratings:
Baa1	A-	A
Maturity Date:
10/23/2019
Coupon:
2.55%
Unit Price:
$99.795
Underwriting Spread per Unit:
0.350%
Gross Spread as a % of Price:
0.350%
Yield:
2.595%
Yield to Maturity:
2.595%
Principal Amount of Offering:
$ 2,494,875,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
   12.000%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST BlackRock Global Strategies Portfolio
0.0302%
$ 753,452.25






Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0302%
$ 753,452.25




10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
IHS Inc. (IHS 5.00% 11/01/22 144A) Cusip 451734AA5
Trade Date
10/21/2014
List of Underwriters
Bank of America Merrill Lynch
 Goldman Sachs & Co
 J.P. Morgan Securities LLC
 RBC Capital Markets
 Wells Fargo Securities LLC
 BBVA Securities Inc
 TD Securities USA LLC
 HSBC Securities
 Morgan Stanley
 PNC Bank
 RBS Securities Corp
 Sumitomo Mitsui Banking Corp
 US Bancorp Investments Inc
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Utilities
Date of First Offering:
10/21/2014
Ratings:
Moody's Ba1; S&P BB+; Fitch BBB; Composite BB+
Maturity Date:
11/01/2022
Coupon:
5.00%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.25%
Gross Spread as a % of Price:
1.25%
Yield:
5.001%
Yield to Maturity:
5.001%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
1.24%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.005%
$35,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.035%
$225,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.040%
$260,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.040%
$260,000






10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
Tesoro Logistics LP & Tesoro Logistics Finance Corp (TLLP
5.50% 10/15/19 144A) Cusip 88160QAH6
Trade Date
10/22/2014
List of Underwriters
Bank of America Merrill Lynch
Barclays Capital
Citigroup Global Markets Inc
J.P. Morgan Securities LLC
Mitsubishi UFJ Securities USA
 RBC Capital Markets
 RBS Securities Corp
 UBS Securities LLC
 Wells Fargo Securities LLC
 ABN Amro Financial Services
 Mizuho Securities USA
 SunTrust Robinson Humphrey
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Energy
Date of First Offering:
10/22/2014
Ratings:
Moody's Ba3; S&P BB; Composite BB-
Maturity Date:
10/15/2022
Coupon:
6.25%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.25%
Gross Spread as a % of Price:
1.25%
Yield:
6.234%
Yield to Maturity:
6.196%
Principal Amount of Offering:
$800,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
2.66%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund

AST J.P. Morgan Global Thematic Portfolio
0.006%
$45,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.038%
$300,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.044%
$345,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.044%
$345,000






10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
Tesoro Logistics LP & Tesoro Logistics Finance Corp (TLLP
5.50% 10/15/19 144A) Cusip 88160QAG8
Trade Date
10/22/2014
List of Underwriters
Bank of America Merrill Lynch
 Barclays Capital
 Citigroup Global Markets Inc
 J.P. Morgan Securities LLC
 Mitsubishi UFJ Securities USA
 RBC Capital Markets
RBS Securities Corp
 UBS Securities LLC
Wells Fargo Securities LLC
ABN Amro Financial Services
Mizuho Securities USA
SunTrust Robinson Humphrey
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Energy
Date of First Offering:
10/22/2014
Ratings:
Moody's Ba3, S&P BB, Composite BB-
Maturity Date:
10/15/2019
Coupon:
5.50%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.25%
Gross Spread as a % of Price:
1.25%
Yield:
5.500%
Yield to Maturity:
5.498%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
4.71%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.009%
$47,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.062%
$312,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.071%
$359,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.071%
$359,000





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Procter & Gamble Company (2019)  (742718EG0)
Trade Date
10-27-2014
List of Underwriters
Citigroup
 Goldman, Sachs & Co.,
J.P. Morgan Securities LLC
 Deutsche Bank Securities
 HSBC
 Morgan Stanley
BofA Merrill Lynch
 Barclays
 BBVA
 Credit Suisse
Fifth Third Securities
ING
Mitsubishi UFJ Securities
 PNC Capital Markets LLC
RBC Capital Markets
RBS
 The Williams Capital Group,
L.P.
 U.S. Bancorp
 Wells Fargo Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Goldman, Sachs & Co.
Sector or Industry:
Consumer Products
Date of First Offering:
10-27-2014
Ratings:
Aa3	AA-	NR
Maturity Date:
11/1/2019
Coupon:
1.900%
Unit Price:
$99.848
Underwriting Spread per Unit:
0.350%
Gross Spread as a % of Price:
0.350%
Yield:
1.933%
Yield to Maturity:
1.933%
Principal Amount of Offering:
$549,164,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
      9.090%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST BlackRock Global Strategies Portfolio
0.1063%
            $584,110.80



Total Purchased for Prudential Funds which Sub-Adviser Manages


Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.1063%
            $584,110.80








10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
Jaguar Land Rover Automotive PLC (TTMTIN 4.25% 11/15/19
144A) Cusip 47010BAD6
Trade Date
10/28/2014
List of Underwriters
ANZ Securities
 Citigroup Global Markets Ltd
 Credit Suisse Securities
 Deutsche Bank Securities Inc
 J.P. Morgan Securities LLC
  Merrill Lynch Pierce Fenner & Smith
 Standard Chartered Bank
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Merrill Lynch Pierce Fenner & Smith
Sector or Industry:
Automotive
Date of First Offering:
10/28/2014
Ratings:
Moody's Ba2; S&P BB; Composite BB
Maturity Date:
11/15/2019
Coupon:
4.25%
Unit Price:
$100.000
Underwriting Spread per Unit:
0.75%
Gross Spread as a % of Price:
0.75%
Yield:
4.218%
Yield to Maturity:
4.076%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
4.58%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST High Yield Portfolio (J.P. Morgan sleeve)
0.091%
$454,000






Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.091%
$454,000








10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
Boot Barn Holdings, Inc. (BOOT) IPO
Cusip: 099406100
Trade Date
10/29/2014
List of Underwriters
J.P. Morgan Securities LLC
 Piper Jaffray
Jefferies
 Wells Fargo Securities
 Baird
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Jefferies
Sector or Industry:
Consumer Discretionary
Date of First Offering:
10/29/2014
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$16.00
Underwriting Spread per Unit:
$1.12
Gross Spread as a % of Price:
7.000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$80,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
0.75%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Small Cap Value Portfolio (J.P. Morgan sleeve)
0.108%
$86,400






Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.108%
86,400














10f-3 Exhibit		Compliance Detail
Issuer Name + CUSIP #
Huntsman International LLC (HUN 5.125% 11/15/22 144A)
Cusip 44701QBB7
Trade Date
10/29/2014
List of Underwriters
Bank of America Merrill Lynch
 Barclays Capital
 Citigroup Global Markets
 Goldman Sachs & Co
 HSBC Securities
 J.P. Morgan Securities LLC
 PNC Capital Markets
 RBC Capital Markets
 RBS Securities Corp
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Materials
Date of First Offering:
10/29/2014
Ratings:
Moody's B1; S&P B+; Composite B+
Maturity Date:
11/15/2022
Coupon:
5.125%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.88%
Gross Spread as a % of Price:
0.88%
Yield:
5.216%
Yield to Maturity:
5.399%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
2.69%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.008%
$33,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.053%
$212,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.061%
$245,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.061%
$245,000





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Aetna Inc. (2024)  (00817YAQ1 )
Trade Date
11-03-2014
List of Underwriters
Barclays
 Citigroup
 J.P. Morgan Securities LLC
 Wells Fargo Securities
 U.S. Bancorp
BofA Merrill Lynch
 Credit Suisse
Goldman, Sachs & Co.
Morgan Stanley
MUFG
RBS
SunTrust Robinson Humphrey
 UBS Investment Bank
BNY Mellon Capital Markets, LLC
Fifth Third Securities
 HSBC
 PNC Capital Markets LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Healthcare
Date of First Offering:
11-03-2014
Ratings:
Baa2	A	A-
Maturity Date:
11/15/2024
Coupon:
3.500%
Unit Price:
$99.581
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.064%
Yield:
3.55%
Yield to Maturity:
3.55%
Principal Amount of Offering:
$746,857,500.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
      8.667%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST BlackRock Global Strategies Portfolio
0.0386%
$288,784.90



Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0386%
$288,784.90










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Barclays PLC (2019) (06738EAD7)
Trade Date
11-03-2014
List of Underwriters
Barclays  Capital Inc
 Blaylock Beal Van, LLC
 BMO Capital Markets
 Capital One Securities
 CIBC
Korean Development Bank
 Mischler Financial Group, Inc.
Mizuho Securities
 Multi-Bank Securities, Inc.
 PNC Capital Markets LLC
 Santander
 Scotiabank
 SMBC Nikko
 SunTrust Robinson Humphrey, Inc.
TD Securities
 Telsey Advisory Group
 Toussaint Capital Partners, LLC
 U.S. Bancorp
 Wells Fargo Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government
offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Banking
Date of First Offering:
11-03-2014
Ratings:
A3	A-	A
Maturity Date:
11/8/2019
Coupon:
2.750%
Unit Price:
$99.648
Underwriting Spread per Unit:
0.325%
Gross Spread as a % of Price:
0.323%
Yield:
2.828%
Yield to Maturity:
2.828%
Principal Amount of Offering:
$1,992,960,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
     15.000%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund

AST BlackRock Global Strategies Portfolio
0.0317%
$632,764.80

Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0317%
$632,764.80







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Standard Pacific Corp (SPF 5.875% 11/15/2024)
Cusip 85375CBE0
Trade Date
11/03/2014
List of Underwriters
J.P. Morgan Securities LLC
 Citigroup
Bank of America Merrill Lynch
Credit Suisse
BNP Paribas
Comerica Securities
US Bancorp
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Consumer Discretionary
Date of First Offering:
11/03/2014
Ratings:
Moody's B1, S&P B+, Fitch B+, Composite B+
Maturity Date:
11/15/2024
Coupon:
5.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.125%
Gross Spread as a % of Price:
1.125%
Yield:
5.932%
Yield to Maturity:
6.005%
Principal Amount of Offering:
$300,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
2.95%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund



AST J.P. Morgan Global Thematic Portfolio
0.011%
$33,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.070%
$211,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.081%
$244,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.081%
$244,000










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
General Motors Company (GM 4.00% 04/01/2025)
Cusip 37045VAG5
Trade Date
11/04/2014
List of Underwriters
J.P. Morgan Securities LLC
Goldman Sachs & Co
Morgan Stanley
Barclay
Bank of American Merrill Lynch,
BNP PARIBAS
Citigroup
Credit Suisse
Deutsche Bank Securities
Lloyds Securities
RBC Capital Markets
RBS
Sandler O'Neill + Partners, L.P.

TD Securities
COMMERZBANK
Credit Agricole CIB
Mizuho Securities
SOCIETE GENERALE
Great Pacific Securities
C.L. King & Associates
Blaylock Beal Van, LLC
Mischler Financial Group, Inc.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Consumer Discretionary
Date of First Offering:
11/04/2014
Ratings:
Moody's Ba1, S&P BBB-, Fitch BB+, Composite BB+
Maturity Date:
04/01/2025
Coupon:
4.000%
Unit Price:
$99.273
Underwriting Spread per Unit:
0.65%
Gross Spread as a % of Price:
0.65%
Yield:
3.819%
Yield to Maturity:
3.444%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
2.62%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Strategic Opportunities Portfolio
0.005%
$26,804
AST J.P. Morgan Global Thematic Portfolio
0.011%
$54,600
AST High Yield Portfolio (J.P. Morgan sleeve)
0.071%
$354,405
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.087%
$435,809
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.087%
$435,809




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MSCI Inc (MSCI 5.25% 11/15/2024 144A)
Cusip 55354GAA8
Trade Date
11/05/2014
List of Underwriters
Goldman Sachs & Co
J.P. Morgan Securities LLC
Morgan Stanley
Fifth Third Securities Inc
Merrill Lynch Pierce Fenner
RBS Securities Inc
TD Securities USA LLC
Wells Fargo Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Technology
Date of First Offering:
11/05/2014
Ratings:
Moody's Ba1, S&P BB+, Composite BB+
Maturity Date:
11/15/2024
Coupon:
5.25%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.25%
Gross Spread as a % of Price:
1.25%
Yield:
4.976%
Yield to Maturity:
4.405%
Principal Amount of Offering:
$800,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
0.46%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.002%
$13,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.010%
$83,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.012%
$96,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.012%
$96,000










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
NCL Corporation Ltd (NCLH 5.25% 11/15/2019 144A)
Cusip 62886HAL5
Trade Date
11/05/2014
List of Underwriters
Barclays Capital
Deutsche Bank Securities Inc
J.P. Morgan Securities LLC
Credit Agricole Securities USA
DNB Bank ASA/New York
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Barclays Capital Inc
Sector or Industry:
Consumer Discretionary
Date of First Offering:
11/05/14
Ratings:
Moody's B2, S&P BB-, Composite B+
Maturity Date:
11/15/2019
Coupon:
5.250%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.75%
Gross Spread as a % of Price:
1.75%
Yield:
5.179%
Yield to Maturity:
4.709%
Principal Amount of Offering:
$680,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
2.21%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.008%
$56,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.071%
$364,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.079%
$420,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.079%
$420,000












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
AVIS Budget Car Rental LLC & AVIS Budget Finance Inc
(CAR 5.50% 04/01/2023 144A) Cusip 053773AZ0
Trade Date
11/06/2014
List of Underwriters
Credit Agricole Securities USA
Deutsche Bank Securities Inc
J.P. Morgan Securities LLC
 Scotia Capital USA Inc
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Credit Agricole Securities
Sector or Industry:
Consumer Discretionary
Date of First Offering:
11/06/14
Ratings:
Moody's B1, S&P B+, Fitch BB-, Composite B+
Maturity Date:
04/01/2023
Coupon:
5.500%
Unit Price:
$99.625
Underwriting Spread per Unit:
1.25%
Gross Spread as a % of Price:
1.25%
Yield:
5.446%
Yield to Maturity:
5.306%
Principal Amount of Offering:
$175,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
11.13%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.023%
$39,850
AST High Yield Portfolio (J.P. Morgan sleeve)
0.097%
$169,363
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.120%
$209,213
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.120%
$209,213










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Omnicare Inc (OCR 4.75% 12/01/2022)
Cusip 681904AS7
Trade Date
11/06/2014
List of Underwriters
Bank of America Merrill Lynch
Barclays
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
SunTrust Robinson Humphrey
MUFG
US Bancorp
Huntington Investment Company
KeyBanc Capital Markets
Fifth Third Securities
Regions Securities LLC
SMBC Nikko
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Health Care
Date of First Offering:
11/06/2014
Ratings:
Moody's Ba2, S&P BBB-, Composite BB+
Maturity Date:
12/01/2022
Coupon:
4.75
Unit Price:
$100.000
Underwriting Spread per Unit:
1.25%
Gross Spread as a % of Price:
1.25%
Yield:
4.556%
Yield to Maturity:
4.089%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
4.63%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.011%
$45,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.094%
$375,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.105%
$420,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.105%
$420,000





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Omnicare Inc (OCR 5.00% 12/01/2024)
Cusip 681904AT5
Trade Date
11/06/2014
List of Underwriters
Bank of America Merrill Lynch
Barclays
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
SunTrust Robinson Humphrey
MUFG
US Bancorp
Huntington Investment Company
KeyBanc Capital Markets
Fifth Third Securities
Regions Securities LLC
SMBC Nikko
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Health Care
Date of First Offering:
11/06/2014
Ratings:
Moody's Ba2, S&P BBB-, Composite BB+
Maturity Date:
12/01/2024
Coupon:
5.00%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.25%
Gross Spread as a % of Price:
1.25%
Yield:
4.734
Yield to Maturity:
4.276
Principal Amount of Offering:
$300,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
3.53%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.010%
$30,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.083%
$250,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.093%
$280,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.093%
$280,000



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Walgreens Boots Alliance 931427AA6
Trade Date
11/06/2014
List of Underwriters
(Gs) Goldman, Sachs & Co.
BofA Merrill Lynch
Deutsche Bank Securities
Morgan Stanley
HSBC
J.P. Morgan Securities LLC
Wells Fargo Securities
MUFG
RBS
SOCIETE GENERALE
Unicredit Capital Markets
US Bancorp
Fifth Third Securities, Inc
Lloyds Securities
Mizuho Securities
SMBC Nikko
BB&T Capital Markets
Loop Capital Markets
Ramirez & Co., Inc
Suntrust Robinson Humphrey
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Morgan Stanley & Co. LLC
Sector or Industry:
Supermarkets & Pharmacies
Date of First Offering:
11/06/2014
Ratings:
SP:BBB/ MD:Baa2/ FT:NA
Maturity Date:
11/18/2019
Coupon:
2.70%
Unit Price:
$99.879
Underwriting Spread per Unit:
0.3500%
Gross Spread as a % of Price:
0.3504%
Yield:
2.703%
Yield to Maturity:
2.70%
Principal Amount of Offering:
$1,250,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
5.6801%


LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund

AST Goldman Sachs Multi-Asset Portfolio
0.2680%
$3,345,946.50


Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.2680%
$3,345,946.50








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Freshpet Inc 358039105
Trade Date
11/07/14
List of Underwriters
Goldman, Sachs & Co.
Credit Suisse
Baird
Stifel
Suntrust Robinson Humphrey
Canaccord Genuity
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Credit Suisse
Sector or Industry:
Retail
Date of First Offering:
11/07/14
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$15.000
Underwriting Spread per Unit:
1.0500
Gross Spread as a % of Price:
7.000%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$156,250,005
Subordination Features:
Common Stock
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
2.8800%



LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Goldman Sachs Small-Cap Value Portfolio
0.2418%
$377,790.00
PSF SP Small Cap Value Portfolio (Goldman sleeve)
0.0334%
$52,125.00
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.2752%
$429,915.00
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.2752%
$429,915.00










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sealed Air Corporation (SEE 4.875% 12/01/2022 144A)
Cusip 81211KAV2
Trade Date
11/07/2014
List of Underwriters
Bank of America Merrill Lynch
J.P. Morgan Securities LLC
Morgan Stanley
SunTrust Robinson Humphrey
Wells Fargo Securities LLC
BNP Paribas
Citigroup
Credit Agricole Indosuez
Goldman Sachs & Co
Rabobank Nederland
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Materials
Date of First Offering:
11/07/2014
Ratings:
Moody's B1, S&P BB, Composite BB-
Maturity Date:
12/01/2022
Coupon:
4.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.25%
Gross Spread as a % of Price:
1.25%
Yield:
4.733%
Yield to Maturity:
4.404%
Principal Amount of Offering:
$425,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
2.84%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.009%
$40,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.064%
$270,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.073%
$310,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.073%
$310,000








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sealed Air Corporation (SEE 5.125% 12/01/2024 144A)
Cusip 81211KAW0
Trade Date
11/07/2014
List of Underwriters
Bank of America Merrill Lynch
HSBC Securities
J.P. Morgan Securities LLC
Morgan Stanley
RBS  Securities Inc
BNP Paribas
Citigroup
Credit Agricole Indosuez
Goldman Sachs & Co
Rabobank Nederland
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Materials
Date of First Offering:
11/07/2014
Ratings:
Moody's B1, S&P BB, Composite BB-
Maturity Date:
12/01/2024
Coupon:
5.125%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.25%
Gross Spread as a % of Price:
1.25%
Yield:
4.940%
Yield to Maturity:
4.634%
Principal Amount of Offering:
$425,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
2.60%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.009%
$40,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.062%
$265,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.071%
$305,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.071%
$305,000






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
E*TRADE Financial Corp (ETFC 5.375% 11/15/2022)
Cusip 269246BL7
Trade Date
11/12/2014
List of Underwriters
J.P. Morgan Securities LLC
Morgan Stanley
Credit Suisse
Goldman, Sachs & Co.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Financials
Date of First Offering:
11/12/2014
Ratings:
Moody's Ba3, S&P B+, Composite B+
Maturity Date:
11/15/2022
Coupon:
5.375%
Unit Price:
$100.000
Underwriting Spread per Unit:
0.90%
Gross Spread as a % of Price:
0.90%
Yield:
5.107%
Yield to Maturity:
4.335%
Principal Amount of Offering:
$540,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
1.96%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.007%
$40,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.046%
$247,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.053%
$287,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.053%
$287,000














10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Scientific Games International (SGMS 7.00% 01/01/2022
144A) Cusip 80874YAR1
Trade Date
11/14/2014
List of Underwriters
Bank of America
Deutsche Bank AG
Fifth Third Bank
HSBC
J.P. Morgan Securities LLC
PNC Bank
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Consumer Discretionary
Date of First Offering:
11/14/2014
Ratings:
Moody's Ba3, S&P BB-, Composite BB-
Maturity Date:
01/01/2022
Coupon:
7.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.80%
Gross Spread as a % of Price:
1.80%
Yield:
6.863%
Yield to Maturity:
6.579%
Principal Amount of Offering:
$950,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
1.49%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Strategic Opportunities Portfolio
0.003%
$30,000
AST J.P. Morgan Global Thematic Portfolio
0.004%
$40,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.024%
$225,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.031%
$295,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.031%
$295,000










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Scientific Games International (SGMS 10.00% 12/01/2022
144A) Cusip 80874YAT7
Trade Date
11/14/2014
List of Underwriters
Bank of America
Deutsche Bank AG
Fifth Third Bank
HSBC
J.P. Morgan Securities LLC
PNC Bank
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Consumer Discretionary
Date of First Offering:
11/14/2014
Ratings:
Moody's Caa1, S&P B, Composite B-
Maturity Date:
12/01/2022
Coupon:
10.00%
Unit Price:
$89.865
Underwriting Spread per Unit:
1.80%
Gross Spread as a % of Price:
2.00%
Yield:
10.667%
Yield to Maturity:
11.214%
Principal Amount of Offering:
$2,200,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
1.76%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Strategic Opportunities Portfolio
0.003%
$58,412
AST J.P. Morgan Global Thematic Portfolio
0.005%
$116,825
AST High Yield Portfolio (J.P. Morgan sleeve)
0.033%
$732,400
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.041%
$907,637
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.041%
$907,637










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
SGMS Escrow Corp. (to be merged with and into Scientific
Games International, Inc.) (2022) (78420KAA1)
Trade Date
11-14-2014
List of Underwriters
J.P. Morgan Securities LLC
BofA Merrill Lynch
 Deutsche Bank Securities Inc.
 Fifth Third Securities, Inc
 HSBC
PNC Capital Markets LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Gaming
Date of First Offering:
11-14-2014
Ratings:
Ba3	BB-	NR
Maturity Date:
1/1/2022
Coupon:
7.000%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.000%
Gross Spread as a % of Price:
0.000%
Yield:
7.000%
Yield to Maturity:
7.000%
Principal Amount of Offering:
$950,000,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
      2.105%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST BlackRock Global Strategies Portfolio
0.0166%
$158,000.00

Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0166%
$158,000.00








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Equinix Inc (EQIX 5.375% 01/01/2022)
Cusip 29444UAN6
Trade Date
11/17/2014
List of Underwriters
J.P. Morgan Securities LLC
Bank of America Merrill Lynch
Barclays
Citigroup
Evercore ISI
Goldman, Sachs & Co.
RBC Capital Markets
Deutsche Bank Securities
TD Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Communications
Date of First Offering:
11/17/2014
Ratings:
Moody's B1, S&P BB, Composite BB-
Maturity Date:
01/01/2022
Coupon:
5.375%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.20%
Gross Spread as a % of Price:
1.20%
Yield:
5.168%
Yield to Maturity:
4.589%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
2.33%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.005%
$34,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.028%
$213,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.033%
$247,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.033%
$247,000











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Equinix Inc (EQIX 5.75% 01/01/2025)
Cusip 29444UAP1
Trade Date
11/17/2014
List of Underwriters
J.P. Morgan Securities LLC
Bank of America Merrill Lynch
Barclays
Citigroup
Evercore ISI
Goldman, Sachs & Co.
RBC Capital Markets
Deutsche Bank Securities
TD Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Communications
Date of First Offering:
11/17/2014
Ratings:
Moody's B1, S&P BB, Composite BB-
Maturity Date:
01/01/2025
Coupon:
5.75%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.20%
Gross Spread as a % of Price:
1.20%
Yield:
5.508%
Yield to Maturity:
5.064%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
2.45%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.005%
$24,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.030%
$150,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.035%
$174,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.035%
$174,000






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Huntington Ingalls Industries, Inc. (2021) (446413AG1)
Trade Date
11-17-2014
List of Underwriters
Credit Suisse Securities (USA) LLC
 J.P. Morgan Securities LLC
 Wells Fargo Securities
 BofA Merrill Lynch
 U.S. Bancorp
 RBS
MUFG
Soctiabank
 SMIBC Nikko
  SunTrust Robinson Humphrey
TD Securities
PNC Capital Markets LLC
 Fifth Third Securities, Inc.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Credit Suisse Securities (USA) Llc
Sector or Industry:
Aerospace
Date of First Offering:
11-17-2014
Ratings:
Ba2	BB+	BB
Maturity Date:
12/15/2021
Coupon:
5.00%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.80%
Gross Spread as a % of Price:
1.80%
Yield:
5.00%
Yield to Maturity:
5.00%
Principal Amount of Offering:
$600,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
      5.000%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST BlackRock Global Strategies Portfolio
0.0305%
$183,000.00






Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0305%
$183,000.00





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Level 3 Communications (LVLT 5.75% 12/01/2022 144A)
Cusip 52729NBW9
Trade Date
11/17/2014
List of Underwriters
Bank of America Merrill Lynch
Barclays Capital
Citigroup Global Markets Inc.
Goldman Sachs & Co
Jefferies & Co
J.P. Morgan Securities LLC
Morgan Stanley
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Communications
Date of First Offering:
11/17/2014
Ratings:
Moody's Caa1, S&P B, Fitch B, Composite B-
Maturity Date:
12/01/2022
Coupon:
5.75%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.50%
Gross Spread as a % of Price:
1.50%
Yield:
5.680%
Yield to Maturity:
5.458%
Principal Amount of Offering:
$600,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
10.71%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund



AST High Yield Portfolio (J.P. Morgan sleeve)
0.056%
$335,000



Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.056%
$335,000












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Lennar Corp (LEN 4.50% 11/15/2019)
Cusip 526057BU7
Trade Date
11/18/2014
List of Underwriters
J.P. Morgan Securities LLC
RBC Capital Markets
Wells Fargo Securities
Citigroup
Bank of America Merrill Lynch
Deutsche Bank Securities
RBS
BMO Capital Markets
UBS Investment Bank
PNC Capital Markets LLC
Comerica Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
RBC Capital Markets
Sector or Industry:
Consumer Discretionary
Date of First Offering:
11/18/2014
Ratings:
Moody's Ba3, S&P BB, Fitch BB+, Composite BB
Maturity Date:
11/15/2019
Coupon:
4.50%
Unit Price:
$100.000
Underwriting Spread per Unit:
0.75%
Gross Spread as a % of Price:
0.75%
Yield:
4.478%
Yield to Maturity:
4.377%
Principal Amount of Offering:
$350,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
2.53%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.007%
$24,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.085%
$298,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.092%
$322,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.092%
$322,000




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MarkWest Energy Partners LP & MarkWest Energy Finance
Corp (MWE 4.875% 12/01/2024) Cusip 570506AS4
Trade Date
11/18/2014
List of Underwriters
Wells Fargo Securities
Barclays
Bank of America Merrill Lynch
Goldman, Sachs & Co.
Morgan Stanley
RBC Capital Markets
SunTrust Robinson Humphrey
US Bancorp
BBVA
Capital One Securities
Citigroup
Comerica Securities
J.P. Morgan Securities LLC
Natixis
PNC Capital Markets LLC
SMBC Nikko
UBS Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Wells Fargo Advisors
Sector or Industry:
Energy
Date of First Offering:
11/18/2014
Ratings:
Moody's Ba3, S&P BB, Composite BB-
Maturity Date:
12/01/2024
Coupon:
4.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.00%
Gross Spread as a % of Price:
1.00%
Yield:
4.790%
Yield to Maturity:
4.642%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
1.76%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.011%
$56,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.074%
$370,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.085%
$426,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.085%
$426,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Owens-Brockway Glass Container Inc (OI 5.00% 01/15/2022
144A) Cusip 690872AA4
Trade Date
11/18/2014
List of Underwriters
Bank of America Merrill Lynch
BNP Paribas
Citigroup Global Markets Inc
Credit Agricole Indosuez
Deutsche Bank Securities Inc
Goldman Sachs & Co
J.P. Morgan Securities LLC
HSBC Securities
Scotia Capital Inc
Wells Fargo Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Containers & Packaging
Date of First Offering:
11/18/2014
Ratings:
Moody's Ba3, S&P BB+, Composite BB
Maturity Date:
01/15/2022
Coupon:
5.00%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.25%
Gross Spread as a % of Price:
1.25%
Yield:
4.808%
Yield to Maturity:
4.326%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
2.65%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund

AST J.P. Morgan Global Thematic Portfolio
0.009%
$45,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.055%
$275,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.064%
$320,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.064%
$320,000





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Owens-Brockway Glass Container Inc (OI 5.375% 01/15/2025
144A) Cusip 690872AB2
Trade Date
11/18/2014
List of Underwriters
Bank of America Merrill Lynch
BNP Paribas
Citigroup Global Markets Inc
Credit Agricole Indosuez
Deutsche Bank Securities Inc
Goldman Sachs & Co
J.P. Morgan Securities LLC
HSBC Securities
Scotia Capital Inc
Wells Fargo Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Containers & Packaging
Date of First Offering:
11/18/2014
Ratings:
Moody's Ba3, S&P BB+, Composite BB
Maturity Date:
01/15/2025
Coupon:
5.375%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.25%
Gross Spread as a % of Price:
1.25%
Yield:
5.510%
Yield to Maturity:
4.816%
Principal Amount of Offering:
$300,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
2.50%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.009%
$28,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.062%
$185,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.071%
$213,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.071%
$213,000






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Penske Automotive Group, Inc. (2024) (70959WAF0)
Trade Date
11-18-2014
List of Underwriters
BoA Merrill Lynch
RBS
 J.P. Morgan Securities LLC
 Wells Fargo Securities
 Fifth Third Securities
 PNC Capital Markets LLC
 Santander
 U.S. Bancorp
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Sector or Industry:
Retailers
Date of First Offering:
11-18-2014
Ratings:
B1	B+	NR
Maturity Date:
12/1/2024
Coupon:
5.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.125%
Gross Spread as a % of Price:
1.125%
Yield:
5.375%
Yield to Maturity:
5.375%
Principal Amount of Offering:
$300,000,000.00
Subordination Features:
YES
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
      6.666%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST BlackRock Global Strategies Portfolio
0.0930%
$279,000.00

Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.0930%
$279,000.00








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
HD Supply Inc (HDS 5.25% 12/15/2021 144A)
Cusip 40415RAQ8
Trade Date
11/19/2014
List of Underwriters
Bank of America Merrill Lynch
Barclays Capital
Goldman Sachs & Co
J.P. Morgan Securities LLC
Wells Fargo Securities LLC
BB&T Capital Markets
Citigroup Global Markets Inc
Credit Suisse Securities Inc
Deutsche Bank Securities Inc
Raymond James & Associates
Robert W Baird & Co
SunTrust Robinson Humphrey
UBS Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Industrials
Date of First Offering:
11/18/2014
Ratings:
Moody's B1, S&P B+, Composite B+
Maturity Date:
12/15/2021
Coupon:
5.25%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.25%
Gross Spread as a % of Price:
1.25%
Yield:
5.030%
Yield to Maturity:
4.392%
Principal Amount of Offering:
$1,250,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
4.45%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.006%
$80,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.040%
$495,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.046%
$575,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.046%
$575,000








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MGM Resorts International (MGM 6.00% 03/15/2023)
Cusip 552953CC3
Trade Date
11/20/2014
List of Underwriters
Bank of America Merrill Lynch
J.P. Morgan Securities LLC
Citigroup
SMBC Nikko
Morgan Stanley
Barclays
BNP PARIBAS
Deutsche Bank Securities
Credit Agricole CIB
RBS
Scotiabank
UBS Investment Bank
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Bank of America Merrill Lynch
Sector or Industry:
Consumer Discretionary
Date of First Offering:
11/20/2014
Ratings:
Moody's B3, S&P B+, Fitch BB, Composite B+
Maturity Date:
03/15/2023
Coupon:
6.00%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.00%
Gross Spread as a % of Price:
1.00%
Yield:
5.893%
Yield to Maturity:
5.717%
Principal Amount of Offering:
$1,150,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
6.46%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Strategic Opportunities Portfolio
0.004%
$45,000
AST J.P. Morgan Global Thematic Portfolio
0.007%
$85,000
AST High Yield Portfolio
0.048%
$555,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.059%
$685,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.059%
$685,000


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CDW LLC & CDW Finance Corp (CDWC 5.50% 12/01/2024)
Cusip 12513GBA6
Trade Date
11/24/2014
List of Underwriters
Barclays
J.P. Morgan Securities LLC
Goldman, Sachs & Co.
Morgan Stanley
Deutsche Bank Securities
BofA Merrill Lynch
Wells Fargo Securities
MUFG
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Barclays Capital
Sector or Industry:
Technology
Date of First Offering:
11/24/2014
Ratings:
Moody's B3, S&P B+, Composite B
Maturity Date:
12/01/2024
Coupon:
5.50%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.125%
Gross Spread as a % of Price:
1.125%
Yield:
5.379%
Yield to Maturity:
5.191%
Principal Amount of Offering:
$575,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
1.72%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.007%
$40,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.043%
$245,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.050%
$285,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.050%
$285,000







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
American Express Co 025816BK4
Trade Date
12/02/2014
List of Underwriters
Goldman, Sachs & Co.
Barclays
RBC Capital Markets.
HSBC
Lloyds Securities
MUFG
Mizuho Securities
 Ramirez & Co., Inc.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Barclays .
Sector or Industry:
Consumer Finance
Date of First Offering:
12/02/14
Ratings:
SP:BBB/ MD:Baa1/ FT:A
Maturity Date:
12/05/2024
Coupon:
3.625%
Unit Price:
$99.527
Underwriting Spread per Unit:
0.450
Gross Spread as a % of Price:
0.4521%
Yield:
3.642%
Yield to Maturity:
3.625%
Principal Amount of Offering:
$600,000,000
Subordination Features:
Subordinated
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
5.1667%


LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Goldman Sachs Multi-Asset Portfolio
0.2208%
$1,318,732.75






Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.2208%
$1,318,732.75










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Directv Holdings/Fing 25460CAA1
Trade Date
12/02/2014
List of Underwriters
Barclays
 J.P. Morgan Securities LLC
Morgan Stanley
Santander
Deutsche Bank Securities
RBC Capital Markets
BBVA
BofA Merrill Lynch
Citigroup
Credit Agricole CIB
Credit Suisse
Goldman, Sachs & Co.
Lloyds Securities
Mitsubishi UFJ Securities
Mizuho Securities
RBS
SMBC Nikko
UBS Investment Bank
US Bancorp
Wells Fargo Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Cable & Satellite
Date of First Offering:
12/02/2014
Ratings:
SP:BBB/ MD:Baa2/ FT:NA
Maturity Date:
01/15/25
Coupon:
3.95%
Unit Price:
$99.313
Underwriting Spread per Unit:
0.450
Gross Spread as a % of Price:
0.4531%
Yield:
3.977%
Yield to Maturity:
3.949%
Principal Amount of Offering:
$1,200,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
3.8334%


LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Goldman Sachs Multi-Asset Portfolio
0.2146%
$2,557,309.75






Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.2146%
$2,557,309.75


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
DIRECTV Holdings LLC & DIRECTV Financing Co., Inc. (DTV
3.95% 01/15/2025) Cusip 25460CAA1
Trade Date
12/02/2014
List of Underwriters
Barclays
J.P. Morgan Securities LLC
Morgan Stanley
 Santander
 Deutsche Bank Securities
 RBC Capital Markets
 BBVA
BofA Merrill Lynch
Citigroup
Credit Agricole CIB
Credit Suisse
Goldman Sachs & Co.
Lloyds Securities
Mitsubishi UFJ Securities
Mizuho Securities
 RBS
SMBC Nikko
UBS Investment Bank
US Bancorp
Wells Fargo Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Communications
Date of First Offering:
12/02/2014
Ratings:
Moody's Baa2, S&P BBB, Composite BBB
Maturity Date:
01/15/2025
Coupon:
3.95%
Unit Price:
$99.313
Underwriting Spread per Unit:
0.45%
Gross Spread as a % of Price:
0.45%
Yield:
3.783%
Yield to Maturity:
3.409%
Principal Amount of Offering:
$1,200,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
1.72%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.003%
$32,773
AST High Yield Portfolio (J.P. Morgan sleeve)
0.017%
$206,571
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.020%
$239,344
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.020%
$239,344








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Unitymedia Hessen GmbH & Co. KG & Unitymedia NRW
GmbH (UNITY 5.00% 01/15/2025 144A) Cusip 913364AD7
Trade Date
12/03/2014
List of Underwriters
Barclays
 BNP Paribas
 Credit Agricole CIB
 Goldman Sachs International
 J.P. Morgan Securities LLC
 Societe Generale
 UBS Investment Bank/London
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Goldman Sachs & Co.
Sector or Industry:
Cable & Satellite
Date of First Offering:
12/03/2014
Ratings:
Moody's Ba3, S&P BB-, Composite BB-
Maturity Date:
01/15/2025
Coupon:
5.000%
Unit Price:
$100.000
Underwriting Spread per Unit:
0.50%
Gross Spread as a % of Price:
0.50%
Yield:
4.898%
Yield to Maturity:
4.680%
Principal Amount of Offering:
$550,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
2.62%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST High Yield Portfolio (J.P. Morgan sleeve)
0.088%
$483,000



Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.088%
483,000










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Becton Dickinson 075887BF5
Trade Date
12/04/2014
List of Underwriters
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
BNP Paribas
Citigroup
MUFG
Morgan Stanley
Banca IMI
BNY Mellon Capital Markets, LLC
ING
Mizuho Securities
Standard Chartered Bank
Wells Fargo Securities
The Williams Capital Group L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Medical Equipment & Devices Manufacturing
Date of First Offering:
12/04/2014
Ratings:
SP:BBB+/ MD:Baa2/ FT:NA
Maturity Date:
12/15/24
Coupon:
3.734%
Unit Price:
100.000
Underwriting Spread per Unit:
0.650
Gross Spread as a % of Price:
0.650%
Yield:
3.734%
Yield to Maturity:
3.734%
Principal Amount of Offering:
$1,750,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
3.1429%



LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Goldman Sachs Strategic Income Portfolio
0.0243%
$425,000.00

Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.0243%
$425,000.00




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Becton Dickinson 075887BE8
Trade Date
12/04/2014
List of Underwriters
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
BNP Paribas
Citigroup
MUFG
Morgan Stanley
Banca IMI
BNY Mellon Capital Markets, LLC
ING
Mizuho Securities
Standard Chartered Bank
Wells Fargo Securities
The Williams Capital Group L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Medical Equipment & Devices Manufacturing
Date of First Offering:
12/04/2014
Ratings:
SP:BBB+/ MD:Baa2/ FT:NA
Maturity Date:
12/15/2019
Coupon:
2.675%
Unit Price:
$100.000
Underwriting Spread per Unit:
0.600
Gross Spread as a % of Price:
0.600%
Yield:
2.675%
Yield to Maturity:
2.675%
Principal Amount of Offering:
$1,250,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
3.2001%


LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Goldman Sachs Multi-Asset Portfolio
0.1840%
$2,300,000.00

Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.1840%
$2,300,000.00





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Cott Beverages Inc (BCBCN 6.75% 01/01/2020)
Cusip 221643AJ8
Trade Date
12/04/2014
List of Underwriters
Bank of America Merrill Lynch
 Barclays Capital
 Credit Suisse Securities USA LLC
 Deutsche Bank Securities Inc
 JP Morgan Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Morgan Stanley & Co.
Sector or Industry:
Consumer Staples
Date of First Offering:
12/04/14
Ratings:
Moody's B3, S&P B-, Composite B-
Maturity Date:
01/01/2024
Coupon:
6.750%
Unit Price:
$100.000
Underwriting Spread per Unit:
2.00%
Gross Spread as a % of Price:
2.00%
Yield:
6.805%
Yield to Maturity:
6.943%
Principal Amount of Offering:
$625,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
2.93%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST J.P. Morgan Global Thematic Portfolio
0.008%
$50,000
AST High Yield Portfolio (J.P. Morgan sleeve)
0.053%
$329,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.061%
$379,000
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
0.061%
$379,000










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Terreno Realty Corp 88146M101
Trade Date
12/09/2014
List of Underwriters
Goldman, Sachs & Co.
Keybanc Capital Markets
Stifel
MUFG
Baird
PNC Capital Markets LLC
JPM Securities
MLV & Co.
Compass Point
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Keybanc Capital Markets
Sector or Industry:
Retail
Date of First Offering:
12/09/2014
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$19.600
Underwriting Spread per Unit:
0.8330
Gross Spread as a % of Price:
4.250%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$166,600,000
Subordination Features:
Common Stock
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
8.8706%


LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Goldman Sachs Small-Cap Value Portfolio
0.9861%
$1,642,911.25
PSF SP Small Cap Value Portfolio (Goldman sleeve)
0.1278%
$212,934.41
Total Purchased for Prudential Funds which Sub-Adviser Manages
1.1139%
$1,855,845.66
Total Percent Purchased by all PI LLC Funds and private advisory accounts over
which subadviser has investment discretion [To be completed by PI]
1.1139%
$1,855,845.66







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
LendingClub Corp 52603A109
Trade Date
12/11/2014
List of Underwriters
Morgan Stanley
Goldman, Sachs & Co.
Credit Suisse
Citigroup
Allen & Company LLC
Stifel
Bmo Capital Markets
William Blair
Wells Fargo Securities
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Diversified Financial Services
Date of First Offering:
12/11/2014
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$15.000
Underwriting Spread per Unit:
0.8625
Gross Spread as a % of Price:
5.75%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
870,000,000
Subordination Features:
Common Stock
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
2.7630%



LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Goldman Sachs Mid-Cap Growth Portfolio
0.1238%
$1,077,180.00

Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.1238%
$1,077,180.00







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Aramark (Equity) (03852U106)
Trade Date
12-12-2014
List of Underwriters
Goldman, Sachs & Co.
 J.P. Morgan Securities LLC
 Credit Suisse
 Morgan Stanley
 Barclays
 BofA Merrill Lynch
 RBC Capital Markets
 Wells Fargo Securities
Baird
 PNC Capital Markets LLC
 Rabo Securities
  Ramirez & Company, Inc.,
Santander
 SMBC Nikko
 The Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Goldman, Sachs & Co.
Sector or Industry:
Food Service
Date of First Offering:
12-12-2014
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$28.00
Underwriting Spread per Unit:
..98%
Gross Spread as a % of Price:
3.50%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$ 840,000,000.00
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
     1.5720%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST BlackRock Global Strategies Portfolio
0.0417%
$ 350,840.00

Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.0417%
$ 350,840.00



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
New Relic, Inc. (NEWR)   64829B100
Trade Date
12/12/2014
List of Underwriters
Morgan Stanley
J.P. Morgan
 Allen & Company LLC
UBS Investment Bank
JMP Securities
 Raymond James & Associates, Inc.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly
No
Name of Affiliate:
Raymond James & Associates, Inc.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Software
Date of First Offering:
12/12/2014
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$23.00
Underwriting Spread per Unit:
1.61
Gross Spread as a % of Price:
7.00%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$115,000,000
Subordination Features:
N/A
Years of Continued Operation:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
	PLEASE INDICATE PERCENTAGE
0.10%

LIST EACH PARTICIPATING FUND
PI LLC FUND NAME
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund


AST Small Cap Growth Portfolio (Eagle sleeve)
0.0199
$22,885.00

Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion [To be completed by PI] 0.0235
$27,025.00